UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period :	June 1, 2014 — May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Annual report 5|31|15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	15
Terms and definitions	17
Other information for shareholders	18
Important notice regarding Putnam’s privacy policy	19
Financial statements	20
Federal tax information	100
About the Trustees	101
Officers	103

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 13, 2015

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P Goldman Sachs Commodity Index. See index descriptions on pages 17–18.

4     Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How did the fund perform during the 12-month reporting period ended May 31, 2015?

Putnam Dynamic Risk Allocation Fund’s class A shares achieved a modestly positive result for the annual period, returning 0.53%, excluding sales charges. This result compares with a negative return of 3.68% for the fund’s custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents a diverse exposure to stocks, bonds, and commodities.

The fund allocates its assets across four different risk categories: equities, interest-sensitive assets, credit-sensitive assets, and inflation-sensitive assets. The custom benchmark’s risk allocations comprise roughly 50% in global equities and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive high-yield bonds, and commodities and other inflation-sensitive instruments.

The fund’s modestly positive absolute return reflects a global investment environment characterized by generally strong performance by assets further out on the risk spectrum. Global equity returns were the strongest on an absolute basis, with most of the mid-single-digit gain in this area supported by U.S. equities, which far surpassed the returns of equities in the developed and emerging markets. In addition, U.S. investment-grade bonds and high-yield bonds both posted positive results for the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/15. See pages 4, and 12–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

Dynamic Risk Allocation Fund     5

period. What drove the custom benchmark into negative territory was its commodities exposure, with the precipitous decline in energy prices in late 2014 mostly to blame for the poor performance of commodities.

What was the investment environment like during the 12-month reporting period?

It was a generally constructive period for global equities during the period, but the overall performance of the asset class was led primarily by the strength of U.S. stocks. For equities in the developed and emerging markets, slow or slowing economic growth constrained much of the forward momentum in stock prices, particularly in U.S. dollar terms. For most of the period, the U.S. dollar strengthened considerably against other major currencies, which had the effect of dampening the growth of many international stock prices in dollar terms. A stronger dollar also had some negative effects on large U.S. multinational companies whose overseas revenues lost value.

In the United States, major equity indexes achieved new record highs during the second half of 2014, as investors bid up stock prices on encouraging economic indicators and solid

Portfolio composition

U.S. TIPS 30.3%
U.S. high-yield bonds 28.1%
International bonds 24.9%
U.S. equity 18.5%
U.S. investment-grade bonds 15.5%
International equity 14.0%
Commodities 11.8%
Emerging-market equity 5.3%
Emerging-market bonds 5.0%
Real estate investment trusts 4.5%
Cash and net other assets −57.9%

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effects of fund strategies that are designed to enhance performance if certain securities decline in value.
6     Dynamic Risk Allocation Fund

“The timing of the Fed’s seemingly
inevitable move to raise short-term
interest rates continues to be ‘the
elephant in the room.’”

Bob Kea

corporate earnings. Significant rollbacks in oil prices during the closing months of 2014 — the result of unrestrained supply growth and shrinking global energy demand — also helped stir investors’ enthusiasm, especially around consumer-oriented stocks. But for the energy sector worldwide, falling oil prices and their dampening effect on top-line revenue growth were not good news. Even so, during the second half of 2014, U.S. gross domestic product [GDP], a broad measure of overall economic activity, posted solid growth in the range of 2.0% to 2.5% on an annualized basis.

Market enthusiasm soon waned, however. A severe winter in the Northeast and a protracted labor dispute at major West Coast ports, among other factors, combined to stall the early-in-the-period economic momentum in the United States. When first quarter 2015 GDP numbers were printed later in the period, growth had not only stalled but had

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Risk Allocation Fund     7

actually fallen back into negative territory. Less encouraging economic data helped to support conjecture that the Federal Reserve might continue to delay its plans to increase short-term interest rates, but, at the same time, slowing domestic growth, coupled with relatively high equity valuations, were worrisome to many investors. Thus, the latter part of the reporting period exhibited a fair amount of volatility in U.S. markets.

In other developed nations of the world, the search for solid equity returns proved largely fruitless. Eurozone stocks were hard pressed to find much growth in the ongoing shade of the region’s stubborn economic woes. While the European Central Bank [ECB] did signal its intention to adopt a more aggressive monetary stimulus regime during the period, the specter of Greece’s potential sovereign debt default withdrew most of the lift from the ECB’s accommodative policy stance. Japan’s central bank, too, continued its aggressive attempts to snap the country out of its decades-long period of economic deflation. In the emerging-market economies of Asia and Latin America, once-torrid economic growth continued to slow measurably, and foreign equity investors in

Risk allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.
8     Dynamic Risk Allocation Fund

those regions were far less active in pursuing potential opportunities.

What factors drove the fund’s relative outperformance?

While commodity weakness was a major storyline over the past 12 months, a benchmark-relative underweight and strong selection within commodities drove positive relative performance. The fund’s underweight allocation to commodities made a significant positive contribution to our relative results, partially shielding the fund from some of the downdraft of that asset class’s weakness during the period. Security selection within commodities also was quite beneficial to our relative performance in that we chose to de-emphasize securities with direct, energy-related characteristics, thus helping to neutralize some of the deflating effects of declining energy prices.

Overall, active asset allocation and security selection decisions were helpful during the reporting period. The fund was overweight in its exposure to U.S. equities, including large-cap and small-cap stocks, which made a meaningful contribution to our relative performance. Favorable security selection in the high-yield bond category also was additive, while a small underweight allocation to U.S. investment-grade bonds had a modest negative effect on the fund’s results versus its custom benchmark.

The fund also reaped the benefits of steps we took to capitalize on the strong U.S. dollar, as well as our use of currency forwards, currency futures, and other derivative instruments to hedge our local currency risk in foreign equity markets against the strong U.S. dollar.

To fulfill its low-volatility mandate, the fund occasionally uses equity option strategies to help enhance risk-adjusted returns. Typically, the use of such strategies often involves buying put options and selling call options to try to limit downside risk in the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund     9

portfolio. During the reporting period, which saw equity valuations mostly on the rise, that downside protection was a small drag on strategy returns.

What is your current thinking about whether the equity market is fully valued?

The recent volatility in the equity markets created opportunities to add to positions on the “dips,” meaning to buy more shares after a decline in prices with the expectation that eventually there will be a market upswing. With that said, however, we do acknowledge that equity market valuations, particularly here in the United States, are higher than normal, and that causes us some level of concern because of the portfolio’s significant exposure to U.S. stocks.

We spoke earlier about the divergence that is occurring in central bank policies across the globe, with the Fed appearing to be poised to begin a normalization of U.S. interest rates and central banks in the developed and emerging markets beginning to adopt more accommodative monetary policies to stimulate economic growth. Given these factors — that U.S. equities are perhaps at or near the high point of their valuation ranges and that global monetary policy is in a changing pattern — we have begun a slight shift in our equity strategy to focus a bit more on international stocks than we had in the recent past. At period-end, the portfolio’s allocation to international equities had moved from a slight underweight to a neutral stance. We also are maintaining a neutral positioning with regard to the portfolio’s market-cap allocations among our U.S. holdings.

In short, given that we expect the markets to continue to experience a fair amount of volatility during the summer months of 2015, we have sought to reduce risk in the portfolio by hewing closer to benchmark weightings from an asset allocation viewpoint.

What is your outlook for the investment environment through the remainder of 2015?

The timing of the Fed’s seemingly inevitable move to raise short-term interest rates continues to be “the elephant in the room.” Opinions may differ as to when the first rate hike will occur, but we believe there is no doubt that it will happen. Our belief is that when the Fed does begin to hike, it will likely be at a measured pace. If history is any guide, it is also fair to note that rate hikes — especially at the short end of the yield curve — may not necessarily have a profound negative impact on equities in the immediate term. Against that overall backdrop, we remain generally constructive in our top-down outlook for equities.

Within commodities, we have slowly trimmed the fund’s underweight, bringing our commodities exposure back roughly in line with our internal benchmark. In fixed income, although the Fed appears poised to raise short-term interest rates, we believe that longer-term U.S. Treasury rates will tend to be range-bound for the near term. We base that view on the observation that there is still a considerable amount of demand for rate-sensitive fixed-income securities, which we believe can help keep a lid on longer-term rates. The demand for rate-sensitive securities appears to be coming from various sources, including older, more risk-averse investors, overfunded pension funds looking to reduce risk, and foreign investors seeking to take advantage of the comparatively higher yields on U.S. debt securities.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

10     Dynamic Risk Allocation Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Since 1949, U.S. stocks have experienced 11 bull markets — when equity prices rise above their historical average for a prolonged period. As of mid-May, the current bull market has charged ahead for 74 months, the third-longest-running bull market behind the 1990–2000 bull, which lasted for 113 months, and the bull of 1949–1956, which delivered returns for 86 consecutive months, according to a recent report from S&P Capital IQ. The current bull’s duration is tied with the bull of 1974–1980. The remaining seven bull markets each lasted from 26 to 60 months, the report states. The current bull market hit its first all-time high on March 28, 2013, a full 49 months after its start, compared with the average of 29 months for all 11 bull markets since 1949. The three bull stretches of 1966–1968, 1982–1987, and 1990–2000 each reached its first new record high less than ten months after it began, according to the report.

Dynamic Risk Allocation Fund     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	23.42%	16.33%	20.05%	17.05%	20.07%	20.07%	21.21%	16.97%	22.30%	24.79%	24.93%	24.65%
Annual average	5.85	4.17	5.06	4.35	5.07	5.07	5.34	4.33	5.59	6.17	6.20	6.14
3 years	18.95	12.11	16.33	13.33	16.34	16.34	17.24	13.14	18.06	19.97	20.10	19.83
Annual average	5.95	3.88	5.17	4.26	5.17	5.17	5.44	4.20	5.69	6.26	6.30	6.22
1 year	0.53	–5.25	–0.26	–5.04	–0.27	–1.23	0.01	–3.49	0.25	0.75	0.79	0.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12     Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/15

	Putnam Dynamic Risk Allocation Blended Index	Lipper Alternative Global Macro Funds category average*
Life of fund	24.38%	16.77%
Annual average	6.08	4.05
3 years	22.66	15.86
Annual average	7.05	4.83
1 year	–3.68	0.17

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, and life-of-fund periods ended 5/31/15, there were 313, 202, and 176 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/19/11 to 5/31/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,005 ($11,705 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $12,007, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,697. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,230, $12,479, $12,493 and $12,465, respectively.

Dynamic Risk Allocation Fund     13

Fund price and distribution information For the 12-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.266		$0.198	$0.187	$0.219		$0.255	$0.310	$0.324	$0.304
Capital gains
Long-term gains	0.259		0.259	0.259	0.259		0.259	0.259	0.259	0.259
Short-term gains	—		—	—	—		—	—	—	—
Total	$0.525		$0.457	$0.446	$0.478		$0.514	$0.569	$0.583	$0.563
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
5/31/14	$11.58	$12.29	$11.44	$11.44	$11.60	$12.02	$11.52	$11.62	$11.61	$11.59
5/31/15	11.10	11.78	10.94	10.95	11.11	11.51	11.02	11.12	11.10	11.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	20.53%	13.60%	17.09%	14.09%	17.11%	17.11%	18.27%	14.13%	19.41%	21.87%	22.00%	21.73%
Annual average	5.07	3.43	4.26	3.55	4.27	4.27	4.54	3.56	4.81	5.37	5.40	5.34
3 years	13.39	6.87	10.85	7.85	10.86	10.86	11.66	7.75	12.63	14.38	14.50	14.24
Annual average	4.28	2.24	3.49	2.55	3.50	3.50	3.74	2.52	4.04	4.58	4.62	4.54
1 year	–2.83	–8.42	–3.65	–8.27	–3.66	–4.58	–3.41	–6.80	–3.12	–2.61	–2.58	–2.66

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14     Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year ended 5/31/14*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%	1.13%	1.17%
Total annual operating expenses for the fiscal year ended 5/31/14	1.52%	2.27%	2.27%	2.02%	1.77%	1.23%	1.13%	1.27%
Annualized expense ratio for the six-month period ended 5/31/15†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%	1.12%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/15.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.06	$10.80	$10.80	$9.56	$8.31	$5.82	$5.62	$5.82
Ending value (after expenses)	$1,009.70	$1,006.20	$1,006.00	$1,008.00	$1,008.70	$1,011.00	$1,011.40	$1,011.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund     15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.09	$10.85	$10.85	$9.60	$8.35	$5.84	$5.64	$5.84
Ending value (after expenses)	$1,017.90	$1,014.16	$1,014.16	$1,015.41	$1,016.65	$1,019.15	$1,019.35	$1,019.15

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16     Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Barclays Global Aggregate Bond Index, and 10% the S&P Goldman Sachs Commodity Index.

S&P 500 Index is an unmanaged index of common stock performance.

Dynamic Risk Allocation Fund     17

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18     Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund     19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20     Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from September 19, 2011 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 13, 2015
Dynamic Risk Allocation Fund     21

The fund’s portfolio 5/31/15

COMMON STOCKS (40.5%)*	Shares	Value
Banking (3.2%)
Access National Corp.	429	$9,236
Australia & New Zealand Banking Group, Ltd. (Australia)	3,685	93,028
Banco Bilbao Vizcaya Argentaria SA (Spain)	8,936	88,261
Banco Latinoamericano de Exportaciones SA Class E (Panama)	939	28,480
Banco Santander SA (Spain)	16,637	118,478
Bank of Yokohama, Ltd. (The) (Japan)	19,000	117,800
Bankia SA (Spain) †	56,749	73,359
Barclays PLC (United Kingdom)	13,664	56,387
BB&T Corp.	12,903	509,281
BNP Paribas SA (France)	1,744	105,215
BofI Holding, Inc. †	279	26,271
Capital One Financial Corp.	10,018	837,104
Cardinal Financial Corp.	864	17,833
Citizens & Northern Corp.	485	9,404
Commonwealth Bank of Australia (Australia)	4,736	306,011
Credit Agricole SA (France)	11,716	174,936
Credit Suisse Group AG (Switzerland)	2,668	70,713
Cullen/Frost Bankers, Inc.	1,221	89,634
Customers Bancorp, Inc. †	1,079	27,083
DBS Group Holdings, Ltd. (Singapore)	8,100	121,445
East West Bancorp, Inc.	287	12,312
Farmers Capital Bank Corp. †	376	10,336
FCB Financial Holdings, Inc. Class A †	790	22,728
Financial Institutions, Inc.	517	11,927
First Community Bancshares, Inc.	506	8,450
First NBC Bank Holding Co. †	577	19,612
FirstMerit Corp.	615	12,079
Flushing Financial Corp.	543	10,523
Hang Seng Bank, Ltd. (Hong Kong)	9,100	182,401
Hanmi Financial Corp.	1,040	23,010
Heartland Financial USA, Inc.	336	11,451
Heritage Financial Group, Inc.	509	13,779
Joyo Bank, Ltd. (The) (Japan)	19,000	102,475
Lloyds Banking Group PLC (United Kingdom)	210,560	282,461
MainSource Financial Group, Inc.	778	15,576
Meta Financial Group, Inc.	299	11,999
National Australia Bank, Ltd. (Rights) (Australia) † F	313	1,268
National Australia Bank, Ltd. (Australia)	3,913	102,073
Northern Trust Corp.	3,283	244,748
Opus Bank	475	15,005
Pacific Premier Bancorp, Inc. †	551	8,678
PacWest Bancorp	214	9,606
Peoples Bancorp, Inc.	517	11,938
PNC Financial Services Group, Inc.	7,444	712,316
Popular, Inc. (Puerto Rico) †	406	13,191
Republic Bancorp, Inc. Class A	349	8,571

22     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Banking cont.
Resona Holdings, Inc. (Japan)	34,900	$199,129
Skandinaviska Enskilda Banken AB (Sweden)	9,823	121,311
Swedbank AB Class A (Sweden)	4,735	111,066
Talmer Bancorp, Inc. Class A	879	13,967
UniCredit SpA (Italy)	12,656	88,544
United Community Banks, Inc.	534	10,226
Wells Fargo & Co.	24,072	1,347,069
Westpac Banking Corp. (Australia)	4,368	111,553
		6,761,337
Basic materials (1.8%)
Aceto Corp.	373	8,792
Airgas, Inc.	1,193	121,614
Amcor, Ltd. (Australia)	13,121	144,724
Andersons, Inc. (The)	336	14,898
Antofagasta PLC (United Kingdom)	5,808	66,222
ArcelorMittal SA (France)	7,341	78,191
Axalta Coating Systems, Ltd. †	1,331	45,587
BASF SE (Germany)	1,507	139,363
Bemis Co., Inc.	2,339	107,454
BHP Billiton PLC (Australia)	3,708	78,181
BHP Billiton, Ltd. (Australia)	4,525	101,491
Boise Cascade Co. †	348	12,333
Cabot Corp.	254	10,533
Cambrex Corp. †	1,070	42,821
Chicago Bridge & Iron Co. NV	475	25,774
Constellium NV Class A (Netherlands) †	1,347	18,346
Continental Building Products, Inc. †	1,350	30,105
Domtar Corp. (Canada)	366	15,819
EMS-Chemie Holding AG (Switzerland)	219	93,265
Glencore PLC (Rights) (United Kingdom) F	16,966	395
Glencore PLC (United Kingdom)	16,966	74,668
Horsehead Holding Corp. † S	1,964	24,393
Innophos Holdings, Inc.	301	15,685
Innospec, Inc.	402	17,238
International Flavors & Fragrances, Inc.	1,426	169,751
Kaiser Aluminum Corp.	415	33,669
Koninklijke Boskalis Westminster NV (Netherlands)	1,932	95,730
Koppers Holdings, Inc.	1,117	28,841
Kraton Performance Polymers, Inc. †	406	9,643
L.B. Foster Co. Class A	202	7,706
LSB Industries, Inc. †	951	40,446
Matrix Service Co. †	1,024	17,275
Minerals Technologies, Inc.	137	9,221
Newmont Mining Corp.	10,165	276,895
Nippon Paint Holdings Co., Ltd. (Japan)	4,600	141,999
NN, Inc.	1,040	28,340
Orion Engineered Carbons SA (Luxembourg)	906	18,256
PolyOne Corp.	318	12,367

Dynamic Risk Allocation Fund     23

COMMON STOCKS (40.5%)* cont.	Shares	Value
Basic materials cont.
Rio Tinto PLC (United Kingdom)	1,931	$84,290
Royal Gold, Inc.	1,565	101,365
SBA Communications Corp. Class A †	2,910	325,367
Sherwin-Williams Co. (The)	1,838	529,675
South32, Ltd. (Australia) †	4,525	7,577
South32, Ltd. (Australia) †	3,708	6,121
Sumitomo Metal Mining Co., Ltd. (Japan)	7,000	107,751
Syngenta AG (Switzerland)	338	153,023
ThyssenKrupp AG (Germany)	6,570	174,046
U.S. Silica Holdings, Inc.	393	12,124
UPM-Kymmene OYJ (Finland)	6,768	121,386
US Concrete, Inc. †	433	16,363
Wendel SA (France)	853	108,721
		3,925,840
Capital goods (2.4%)
ABB, Ltd. (Switzerland)	5,969	130,577
Airbus Group NV (France)	936	63,737
Altra Industrial Motion Corp.	828	22,770
American Axle & Manufacturing Holdings, Inc. †	374	9,391
Atlas Copco AB Class A (Sweden)	6,327	191,298
Atlas Copco AB Class A (Sweden) †	6,327	4,415
Avery Dennison Corp.	2,164	133,973
AZZ, Inc.	237	11,359
BAE Systems PLC (United Kingdom)	18,590	146,327
Ball Corp.	3,034	215,384
Canon, Inc. (Japan)	3,700	127,717
Chase Corp.	193	7,861
Cooper-Standard Holding, Inc. †	348	21,774
Douglas Dynamics, Inc.	300	6,090
General Dynamics Corp.	5,661	793,446
Greenbrier Cos., Inc. (The) S	580	34,933
Hyster-Yale Materials Holdings, Inc.	158	11,212
Kadant, Inc.	464	21,854
Lockheed Martin Corp.	3,938	741,132
MasTec, Inc. †	1,357	23,965
Meritor, Inc. †	1,613	23,082
Middleby Corp. (The) †	94	10,218
Miller Industries, Inc.	547	11,219
Mitsubishi Electric Corp. (Japan)	15,000	204,708
MSA Safety, Inc.	197	8,806
OM Group, Inc.	452	11,996
Orbital ATK, Inc.	92	7,038
OSRAM Licht AG (Germany)	1,641	86,493
Raytheon Co.	5,462	564,006
Rockwell Collins, Inc.	2,993	284,904
Safran SA (France)	2,934	207,556
Standard Motor Products, Inc.	755	26,553
Standex International Corp.	222	17,762

24     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Capital goods cont.
Stericycle, Inc. †	1,142	$156,797
Stoneridge, Inc. †	1,268	15,127
Tenneco, Inc. †	212	12,449
Tetra Tech, Inc.	1,222	31,968
THK Co., Ltd. (Japan)	4,200	100,789
Tower International, Inc. †	519	14,278
TransDigm Group, Inc.	1,090	246,384
Trinity Industries, Inc.	796	23,872
Trinseo SA †	1,391	40,631
Triumph Group, Inc.	347	23,141
Wabash National Corp. †	2,121	28,718
Waste Management, Inc.	5,531	274,614
		5,152,324
Communication services (0.9%)
ARRIS Group, Inc. †	154	5,084
BT Group PLC (United Kingdom)	26,824	183,137
CalAmp Corp. †	1,126	22,227
Comtech Telecommunications Corp.	910	27,336
Deutsche Telekom AG (Germany)	8,451	145,213
EchoStar Corp. Class A †	675	33,818
IDT Corp. Class B	480	8,635
Inteliquent, Inc.	702	12,376
Iridium Communications, Inc. † S	1,200	12,420
magicJack VocalTec, Ltd. (Israel) †	1,859	15,337
NeuStar, Inc. Class A †	503	13,742
NTT DoCoMo, Inc. (Japan)	6,900	123,729
Orange SA (France)	7,453	117,546
ShoreTel, Inc. †	1,272	8,751
Spok Holdings, Inc.	577	10,011
Telefonica SA (Spain)	6,842	96,788
Telenor ASA (Norway) †	4,456	101,032
Telstra Corp., Ltd. (Australia)	28,558	135,158
Verizon Communications, Inc.	15,086	745,852
Vodafone Group PLC (United Kingdom)	20,273	79,121
		1,897,313
Conglomerates (0.4%)
Danaher Corp.	8,659	747,445
Exor SpA (Italy)	1,747	86,957
Siemens AG (Germany)	964	101,408
		935,810
Consumer cyclicals (5.0%)
Adecco SA (Switzerland)	1,177	93,549
Adidas AG (Germany)	828	65,049
Ascena Retail Group, Inc. †	1,333	19,702
Automatic Data Processing, Inc.	6,154	526,229
AutoZone, Inc. †	741	499,152
Babcock International Group PLC (United Kingdom)	5,578	95,911
Bayerische Motoren Werke (BMW) AG (Germany)	1,072	118,562
Big Lots, Inc.	538	23,618

Dynamic Risk Allocation Fund     25

COMMON STOCKS (40.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Bunzl PLC (United Kingdom)	4,160	$120,550
Bureau Veritas SA (France)	3,239	74,225
Caleres, Inc.	731	22,610
Carmike Cinemas, Inc. †	1,218	33,897
CEB, Inc.	126	10,658
Children’s Place, Inc. (The)	271	17,723
Clorox Co. (The)	1,497	161,167
Compagnie Financiere Richemont SA (Switzerland)	904	78,103
Compass Group PLC (United Kingdom)	9,291	162,452
Conn’s, Inc. †	525	19,420
Continental AG (Germany)	1,062	245,234
Cooper Tire & Rubber Co.	707	25,954
Ctrip.com International, Ltd. ADR (China) †	206	16,453
Dana Holding Corp.	835	18,178
Deckers Outdoor Corp. †	267	18,196
Deluxe Corp.	725	46,277
Denso Corp. (Japan)	1,700	88,642
Dillards, Inc. Class A	252	29,235
Discovery Communications, Inc. Class C †	5,292	166,407
Dollar General Corp.	6,982	506,823
Dollar Tree, Inc. †	4,684	351,253
Ennis, Inc.	641	10,782
Eros International PLC †	452	9,017
Ethan Allen Interiors, Inc.	772	19,377
Experian PLC (United Kingdom)	5,239	99,771
FactSet Research Systems, Inc.	716	118,262
Five Below, Inc. †	264	8,778
Fuji Heavy Industries, Ltd. (Japan)	5,700	214,609
G&K Services, Inc. Class A	283	19,719
Geberit International AG (Switzerland)	336	120,836
Global Cash Access Holdings, Inc. †	1,467	11,340
Green Dot Corp. Class A †	458	6,710
Harley-Davidson, Inc.	4,821	257,875
Horizon Pharma PLC †	326	10,572
Host Hotels & Resorts, Inc. R	7,299	145,396
Iconix Brand Group, Inc. †	716	18,487
Interpublic Group of Cos., Inc. (The)	9,385	191,642
Isetan Mitsukoshi Holdings, Ltd. (Japan)	6,300	105,417
ITV PLC (United Kingdom)	48,903	203,526
KAR Auction Services, Inc.	753	28,057
Kohl’s Corp.	1,481	96,991
Landauer, Inc.	558	19,017
Lear Corp.	384	44,552
LifeLock, Inc. †	628	9,558
Lions Gate Entertainment Corp.	1,138	37,656
Live Nation Entertainment, Inc. †	787	22,508
Madison Square Garden Co. (The) Class A †	1,418	121,140
Marcus Corp.	1,024	20,070
Marks & Spencer Group PLC (United Kingdom)	13,406	119,455

26     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Marriott Vacations Worldwide Corp.	272	$24,012
Men’s Wearhouse, Inc. (The)	509	29,527
MGM China Holdings, Ltd. (Hong Kong)	36,000	65,297
Monster Worldwide, Inc. †	4,547	27,600
National CineMedia, Inc.	1,310	20,868
NIKE, Inc. Class B	328	33,348
Omnicom Group, Inc.	4,385	326,814
Oriental Land Co., Ltd. (Japan)	1,400	89,622
Oxford Industries, Inc.	335	25,416
Panasonic Corp. (Japan)	13,100	192,053
Peugeot SA (France) †	5,887	122,848
PGT, Inc. †	2,264	27,077
Pitney Bowes, Inc.	655	14,312
Publicis Groupe SA (France)	1,400	111,954
Ralph Lauren Corp.	1,322	172,389
RE/MAX Holdings, Inc. Class A	691	23,114
Remy International, Inc.	434	9,591
Ryman Hospitality Properties R	3,434	189,248
Scripps Networks Interactive Class A	2,389	160,087
SeaWorld Entertainment, Inc.	1,124	24,278
Securitas AB Class B (Sweden)	9,032	122,665
Sequential Brands Group, Inc. †	975	13,621
Shimano, Inc. (Japan)	700	99,032
Skechers U.S.A., Inc. Class A †	91	9,634
Smith & Wesson Holding Corp. †	1,544	22,712
Sotheby’s Class A	367	16,453
Steven Madden, Ltd. †	253	9,558
Swatch Group AG (The) (Switzerland) †	162	64,328
Target Corp.	10,727	850,866
Toyota Motor Corp. (Japan)	4,700	324,058
Vail Resorts, Inc.	106	10,996
Valeo SA (France)	1,004	160,276
Vantiv, Inc. Class A †	2,883	115,320
VF Corp.	5,768	406,240
Vista Outdoor, Inc. †	184	8,481
Visteon Corp. †	232	25,409
Wal-Mart Stores, Inc.	3,313	246,057
Walt Disney Co. (The)	7,239	798,968
		10,740,478
Consumer finance (0.6%)
Cardtronics, Inc. †	512	18,688
Encore Capital Group, Inc. † S	581	23,072
Federal Agricultural Mortgage Corp. Class C	374	11,807
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	23,100	120,993
Nelnet, Inc. Class A	604	24,830
PRA Group, Inc. †	304	17,255
Synchrony Financial † S	2,881	93,027
Visa, Inc. Class A	13,620	935,422
		1,245,094

Dynamic Risk Allocation Fund     27

COMMON STOCKS (40.5%)* cont.	Shares	Value
Consumer staples (3.7%)
Altria Group, Inc.	17,371	$889,395
Anheuser-Busch InBev NV (Belgium)	1,440	173,101
Avon Products, Inc.	971	6,525
Barrett Business Services, Inc.	145	5,221
Beacon Roofing Supply, Inc. †	621	19,475
Bloomin’ Brands, Inc.	583	13,094
Bright Horizons Family Solutions, Inc. †	196	10,911
British American Tobacco PLC (United Kingdom)	2,503	137,931
Bunge, Ltd.	2,836	262,500
Cal-Maine Foods, Inc.	500	28,345
Calbee, Inc. (Japan)	2,500	95,596
Carrefour SA (France) †	3,528	119,751
Chipotle Mexican Grill, Inc. †	102	62,783
Church & Dwight Co., Inc.	1,759	147,703
Colgate-Palmolive Co.	9,124	609,392
Costco Wholesale Corp.	5,980	852,688
Coty, Inc. Class A †	939	23,409
Diageo PLC (United Kingdom)	3,302	91,624
Distribuidora Internacional de Alimentacion SA (Spain)	9,667	77,039
Dr. Pepper Snapple Group, Inc.	4,114	315,297
Farmer Bros Co. †	262	6,432
Geo Group, Inc. (The) R	3,970	150,582
Grand Canyon Education, Inc. †	584	24,943
Heineken Holding NV (Netherlands)	1,746	121,424
Imperial Tobacco Group PLC (United Kingdom)	3,033	156,221
ITT Educational Services, Inc. † S	335	1,464
John B. Sanfilippo & Son, Inc.	789	39,931
Kao Corp. (Japan)	3,700	167,746
Kforce, Inc.	911	20,051
Koninklijke Ahold NV (Netherlands)	8,426	171,343
Korn/Ferry International	492	15,788
L’Oreal SA (France)	659	124,454
McDonald’s Corp.	9,647	925,437
Nestle SA (Switzerland)	5,857	454,302
Nutraceutical International Corp. †	334	7,328
On Assignment, Inc. †	1,381	51,774
Papa John’s International, Inc.	220	15,116
Philip Morris International, Inc.	3,749	311,429
Pinnacle Foods, Inc.	1,961	82,656
Popeyes Louisiana Kitchen, Inc. †	222	12,345
Reckitt Benckiser Group PLC (United Kingdom)	1,164	105,053
RetailMeNot, Inc. †	1,135	22,882
Reynolds American, Inc.	5,412	415,371
SABMiller PLC (United Kingdom)	1,615	86,245
Sanderson Farms, Inc.	200	16,306
Shutterfly, Inc. †	105	4,883
Sonic Corp.	727	21,912
SpartanNash Co.	748	23,382

28     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Consumer staples cont.
TrueBlue, Inc. †	907	$25,831
Tupperware Brands Corp.	1,120	73,629
Unilever NV ADR (Netherlands)	2,650	113,015
Unilever PLC (United Kingdom)	1,990	87,809
United Natural Foods, Inc. †	140	9,390
USANA Health Sciences, Inc. †	96	12,297
Woolworths, Ltd. (Australia)	2,252	48,035
		7,868,586
Energy (1.9%)
Amec Foster Wheeler PLC (United Kingdom)	6,818	98,996
BG Group PLC (United Kingdom)	5,268	91,547
BP PLC (United Kingdom)	36,798	253,511
Callon Petroleum Co. †	3,331	26,182
Canadian Solar, Inc. (Canada) †	667	21,784
Delek US Holdings, Inc.	532	20,142
Diamondback Energy, Inc. †	83	6,458
EP Energy Corp. Class A † S	1,205	15,846
Exxon Mobil Corp.	17,821	1,518,349
Green Plains, Inc.	716	23,528
Gulfport Energy Corp. †	317	13,682
HollyFrontier Corp.	4,445	185,134
National Oilwell Varco, Inc.	8,317	409,113
Northern Oil and Gas, Inc. † S	3,908	26,692
Pacific Ethanol, Inc. †	1,387	15,964
REX American Resources Corp. †	327	20,885
Royal Dutch Shell PLC Class A (United Kingdom)	5,973	177,379
Royal Dutch Shell PLC Class B (United Kingdom)	5,442	164,147
SM Energy Co.	305	15,958
Spectra Energy Corp.	15,127	532,017
Statoil ASA (Norway)	7,208	135,233
Stone Energy Corp. †	452	6,138
Total SA (France)	3,916	197,736
Triangle Petroleum Corp. †	2,196	11,265
Unit Corp. †	201	6,338
W&T Offshore, Inc.	465	2,516
Whiting Petroleum Corp. †	465	15,340
Woodside Petroleum, Ltd. (Australia)	2,741	76,322
		4,088,202
Financial (0.4%)
Credit Acceptance Corp. †	43	9,908
HSBC Holdings PLC (United Kingdom)	28,606	272,253
Mitsubishi UFJ Financial Group, Inc. (Japan)	23,000	169,473
NASDAQ OMX Group, Inc. (The)	689	35,656
SBI Holdings, Inc. (Japan)	8,000	114,070
UBS Group AG (Switzerland)	6,713	144,424
		745,784
Health care (5.3%)
Abbott Laboratories	15,139	735,755
ACADIA Pharmaceuticals, Inc. †	406	16,727
Accuray, Inc. †	1,045	6,422

Dynamic Risk Allocation Fund     29

COMMON STOCKS (40.5%)* cont.	Shares	Value
Health care cont.
Akorn, Inc. †	152	$6,977
Alere, Inc. †	980	50,548
Alimera Sciences, Inc. †	1,468	6,210
Alkermes PLC †	106	6,477
AMAG Pharmaceuticals, Inc. † S	1,324	92,124
AmerisourceBergen Corp.	5,100	574,056
AmSurg Corp. †	339	22,828
Applied Genetic Technologies Corp. †	375	7,519
Ardelyx, Inc. †	1,284	14,060
ARIAD Pharmaceuticals, Inc. † S	4,228	38,813
Astellas Pharma, Inc. (Japan)	8,900	129,157
AstraZeneca PLC (United Kingdom)	3,266	218,264
AtriCure, Inc. †	474	10,874
Avalanche Biotechnologies, Inc. †	160	5,965
Bayer AG (Germany)	1,716	243,407
BioDelivery Sciences International, Inc. †	926	7,890
Biospecifics Technologies Corp. †	217	10,338
Bluebird Bio, Inc. †	99	19,231
C.R. Bard, Inc.	1,466	249,689
Cardinal Health, Inc.	2,408	212,313
Cardiome Pharma Corp. (Canada) †	3,819	36,548
Centene Corp. †	194	14,616
Chemed Corp.	404	50,173
Coloplast A/S Class B (Denmark)	2,529	190,994
Conatus Pharmaceuticals, Inc. †	167	910
Conmed Corp.	404	22,438
DaVita HealthCare Partners, Inc. †	3,817	319,788
Depomed, Inc. †	487	10,159
DexCom, Inc. †	224	16,065
Dyax Corp. †	355	9,351
Dynavax Technologies Corp. † S	1,204	27,415
Edwards Lifesciences Corp. †	2,409	314,904
Eli Lilly & Co.	11,950	942,855
Emergent BioSolutions, Inc. †	660	21,028
Enanta Pharmaceuticals, Inc. †	257	10,506
GlaxoSmithKline PLC (United Kingdom)	8,949	198,805
Globus Medical, Inc. Class A †	513	13,307
Greatbatch, Inc. †	608	31,604
Health Net, Inc. †	498	30,996
HealthEquity, Inc. †	593	15,720
HealthSouth Corp.	579	24,990
Hill-Rom Holdings, Inc.	550	28,358
ICU Medical, Inc. †	448	43,456
Immune Design Corp. †	307	6,702
Impax Laboratories, Inc. †	649	30,509
Insulet Corp. †	239	6,757
Insys Therapeutics, Inc. † S	456	27,178
Isis Pharmaceuticals, Inc. †	275	18,513

30     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Health care cont.
Jazz Pharmaceuticals PLC †	596	$106,893
Johnson & Johnson	13,250	1,326,855
Kindred Healthcare, Inc.	662	15,166
Ligand Pharmaceuticals, Inc. †	93	8,194
Medicines Co. (The) †	388	11,004
Mednax, Inc. †	1,810	128,836
Merck & Co., Inc.	17,891	1,089,383
Merck KGaA (Germany)	872	93,253
Merrimack Pharmaceuticals, Inc. † S	1,181	13,936
MiMedx Group, Inc. †	1,068	11,054
Neurocrine Biosciences, Inc. †	243	10,658
Novartis AG (Switzerland)	2,586	265,520
Novo Nordisk A/S Class B (Denmark)	3,527	196,944
Omega Healthcare Investors, Inc. R	278	10,016
OncoMed Pharmaceuticals, Inc. †	237	5,906
Ophthotech Corp. †	259	12,955
OraSure Technologies, Inc. †	1,874	11,600
Pacira Pharmaceuticals, Inc. †	207	16,189
Pernix Therapeutics Holdings †	1,895	12,071
Pfizer, Inc.	34,356	1,193,871
POZEN, Inc. †	2,822	18,202
Press Ganey Holdings, Inc. †	118	3,228
Prestige Brands Holdings, Inc. †	308	13,527
Prothena Corp. PLC (Ireland) † S	897	35,378
Providence Service Corp. (The) †	385	18,503
PTC Therapeutics, Inc. †	195	11,328
Puma Biotechnology, Inc. †	46	8,991
RadNet, Inc. †	1,494	9,726
Ramsay Health Care, Ltd. (Australia)	2,184	105,680
Receptos, Inc. †	191	31,494
Repligen Corp. †	545	22,214
Retrophin, Inc. †	296	9,365
Roche Holding AG-Genusschein (Switzerland)	1,074	315,624
Rockwell Medical, Inc. †	1,896	20,989
Sage Therapeutics, Inc. †	118	8,835
Sanofi (France)	1,874	183,490
Select Medical Holdings Corp.	1,681	27,484
Shionogi & Co., Ltd. (Japan)	3,300	116,045
Shire PLC (United Kingdom)	1,115	96,030
Sientra, Inc. †	240	5,407
Spectranetics Corp. (The) †	512	12,713
STAAR Surgical Co. †	846	7,902
Steris Corp.	145	9,690
Sucampo Pharmaceuticals, Inc. Class A †	783	12,708
Surgical Care Affiliates, Inc. †	550	20,895
TESARO, Inc. †	222	13,045
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,726	103,733
Threshold Pharmaceuticals, Inc. †	1,294	5,034

Dynamic Risk Allocation Fund     31

COMMON STOCKS (40.5%)* cont.	Shares	Value
Health care cont.
Trevena, Inc. †	642	$4,468
Trinity Biotech PLC ADR (Ireland)	319	5,519
Triple-S Management Corp. Class B (Puerto Rico) †	438	10,512
uniQure BV (Netherlands) †	255	7,329
Ventas, Inc. R	3,478	231,357
WellCare Health Plans, Inc. †	238	20,389
West Pharmaceutical Services, Inc.	532	28,802
XenoPort, Inc. †	2,136	12,731
		11,258,960
Insurance (2.0%)
Ageas (Belgium)	3,415	127,899
AIA Group, Ltd. (Hong Kong)	30,400	199,654
Allianz SE (Germany)	1,154	180,927
Allied World Assurance Co. Holdings AG	771	32,760
American Equity Investment Life Holding Co.	1,009	25,639
Amtrust Financial Services, Inc. S	509	30,632
Assicurazioni Generali SpA (Italy)	7,503	145,116
AXA SA (France)	4,311	108,497
Axis Capital Holdings, Ltd.	1,957	107,713
Berkshire Hathaway, Inc. Class B †	7,760	1,109,680
Chubb Corp. (The)	1,451	141,473
CNO Financial Group, Inc.	1,073	19,314
CNP Assurances (France)	9,338	154,403
Employers Holdings, Inc.	1,254	28,365
Everest Re Group, Ltd.	819	148,657
Federated National Holding Co.	1,252	32,151
Genworth Financial, Inc. Class A †	1,989	15,793
HCI Group, Inc.	549	23,733
Heritage Insurance Holdings, Inc. †	1,266	26,586
Legal & General Group PLC (United Kingdom)	32,615	132,498
Maiden Holdings, Ltd. (Bermuda)	869	12,149
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	416	76,758
PartnerRe, Ltd.	1,027	134,979
Prudential PLC (United Kingdom)	4,133	102,776
RenaissanceRe Holdings, Ltd.	925	94,452
Swiss Life Holding AG (Switzerland)	435	104,370
Symetra Financial Corp.	869	21,256
Travelers Cos., Inc. (The)	5,991	605,810
United Insurance Holdings Corp.	1,769	25,509
XL Group PLC	6,227	234,633
		4,204,182
Investment banking/Brokerage (0.1%)
Ashford, Inc. †	20	1,930
Deutsche Bank AG (Germany)	2,813	84,699
Gain Capital Holdings, Inc.	1,400	13,020
KCG Holdings, Inc. Class A †	1,971	26,589
Oppenheimer Holdings, Inc. Class A	521	13,515
		139,753

32     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Real estate (5.3%)
AG Mortgage Investment Trust, Inc. R	245	$4,616
Agree Realty Corp. R	401	12,154
Alexandria Real Estate Equities, Inc. R	3,747	347,459
American Campus Communities, Inc. R	2,407	93,897
American Capital Agency Corp. R	8,040	167,714
American Realty Capital Properties, Inc. R	5,272	46,763
Apartment Investment & Management Co. Class A R	4,584	173,871
Apollo Commercial Real Estate Finance, Inc. R	637	10,937
Apollo Residential Mortgage, Inc. R	1,056	16,812
Arlington Asset Investment Corp. Class A	272	5,628
ARMOUR Residential REIT, Inc. R	1,303	3,896
Ashford Hospitality Trust, Inc. R	1,628	14,001
AvalonBay Communities, Inc. R	2,656	442,224
Boston Properties, Inc. R	3,282	426,758
Brixmor Property Group, Inc. R	8,653	214,421
Camden Property Trust R	2,826	211,893
Campus Crest Communities, Inc. R	1,962	11,105
CBL & Associates Properties, Inc. R	556	9,813
Corporate Office Properties Trust R	6,211	159,436
CYS Investments, Inc. R	850	7,608
DDR Corp. R	820	13,874
Dexus Property Group (Australia) R	17,092	104,132
DiamondRock Hospitality Co. R	12,671	166,877
Digital Realty Trust, Inc. R	715	47,219
Duke Realty Corp. R	9,970	195,013
DuPont Fabros Technology, Inc. R	8,036	259,081
EPR Properties R	237	13,668
Equity Residential Trust R	6,524	484,864
Essex Property Trust, Inc. R	564	125,558
Extra Space Storage, Inc. R	449	31,443
Federal Realty Investment Trust R	433	58,226
First Industrial Realty Trust R	533	10,399
General Growth Properties R	13,284	376,336
Hammerson PLC (United Kingdom) R	7,850	80,206
HCP, Inc. R	14,169	548,624
Health Care REIT, Inc. R	8,216	577,256
Healthcare Realty Trust, Inc. R	5,703	135,845
Hersha Hospitality Trust R	1,696	10,787
Highwoods Properties, Inc. R	4,484	188,104
Invesco Mortgage Capital, Inc. R	374	5,935
Investors Real Estate Trust R	1,202	8,702
Kimco Realty Corp. R	11,481	275,085
Lexington Realty Trust R	2,265	20,793
Liberty Property Trust R	4,935	172,429
LTC Properties, Inc. R	551	23,192
Macerich Co. (The) R	1,125	92,374
Medical Properties Trust, Inc. R	15,610	211,672
MFA Financial, Inc. R	1,402	11,132
Dynamic Risk Allocation Fund     33

COMMON STOCKS (40.5%)* cont.	Shares	Value
Real estate cont.
Mid-America Apartment Communities, Inc. R	203	$15,507
National Health Investors, Inc. R	2,563	169,517
One Liberty Properties, Inc. R	570	12,654
Post Properties, Inc. R	2,705	153,671
Prologis, Inc. R	10,291	407,421
Public Storage R	4,288	829,900
Ramco-Gershenson Properties Trust R	643	11,072
Realty Income Corp. R	1,850	84,305
Regency Centers Corp. R	204	12,881
Scentre Group (Australia) R	38,088	114,570
Sekisui Chemical Co., Ltd. (Japan)	9,000	121,169
Select Income REIT R	450	10,548
Simon Property Group, Inc. R	5,337	968,132
SL Green Realty Corp. R	768	91,131
Spirit Realty Capital, Inc. R	14,416	155,549
Starwood Property Trust, Inc. R	5,036	120,310
Summit Hotel Properties, Inc. R	1,492	19,933
Sunstone Hotel Investors, Inc. R	11,901	181,609
Taubman Centers, Inc. R	3,857	285,534
Tokyo Tatemono Co., Ltd. (Japan)	18,000	139,167
UDR, Inc. R	1,289	41,970
Universal Health Realty Income Trust R	123	5,892
Vornado Realty Trust R	1,788	178,603
Washington Real Estate Investment Trust R	4,380	109,719
Weingarten Realty Investors R	5,649	190,541
Westfield Corp. (Australia) R	14,653	107,669
Wheelock and Co., Ltd. (Hong Kong)	35,000	187,670
WP Carey, Inc. R	287	18,279
		11,374,755
Technology (5.1%)
A10 Networks, Inc. †	2,223	13,449
Accenture PLC Class A	8,526	818,837
Advanced Energy Industries, Inc. †	989	28,206
Analog Devices, Inc.	4,291	291,616
Apigee Corp. †	605	8,500
Apple, Inc.	7,451	970,716
Aspen Technology, Inc. †	310	13,268
AVG Technologies NV (Netherlands) †	458	11,230
Barracuda Networks, Inc. †	304	11,959
Blackbaud, Inc.	266	13,635
Broadcom Corp. Class A	12,063	685,782
Brocade Communications Systems, Inc.	3,321	41,064
Brother Industries, Ltd. (Japan)	7,100	110,807
CACI International, Inc. Class A †	339	29,025
Cavium, Inc. †	94	6,615
Ceva, Inc. †	801	16,453
Cirrus Logic, Inc. †	368	13,892
Cisco Systems, Inc.	37,252	1,091,856
Computer Sciences Corp.	3,249	222,881

34     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Technology cont.
Constant Contact, Inc. †	295	$8,042
Cornerstone OnDemand, Inc. †	298	9,277
Cray, Inc. †	361	11,039
Cypress Semiconductor Corp. †	2,674	36,714
DSP Group, Inc. †	1,863	20,828
eBay, Inc. †	15,841	972,004
EMC Corp.	31,198	821,755
EnerSys	551	36,719
Engility Holdings, Inc.	742	20,717
Fairchild Semiconductor International, Inc. †	594	11,832
FANUC Corp. (Japan)	1,100	241,736
Fidelity National Information Services, Inc.	2,895	181,517
Fiserv, Inc. †	3,607	289,101
FUJIFILM Holdings Corp. (Japan)	3,400	129,699
Fujitsu, Ltd. (Japan)	15,000	83,872
Gentex Corp.	6,619	113,714
Glu Mobile, Inc. †	4,765	30,877
Hoya Corp. (Japan)	5,600	205,830
Infineon Technologies AG (Germany)	10,344	134,853
Intuit, Inc.	5,164	537,831
Iron Mountain, Inc. R	5,647	205,946
Ixia †	2,173	27,336
L-3 Communications Holdings, Inc.	1,996	235,149
Lexmark International, Inc. Class A	275	12,645
Linear Technology Corp.	2,572	123,070
Manhattan Associates, Inc. †	321	17,607
Maxim Integrated Products, Inc.	6,440	225,851
MAXIMUS, Inc.	187	12,224
Mellanox Technologies, Ltd. (Israel) †	267	13,435
Mentor Graphics Corp.	1,323	34,544
Microsemi Corp. †	355	12,918
Microsoft Corp.	1,813	84,957
MobileIron, Inc. †	934	5,623
Monolithic Power Systems, Inc.	184	10,046
Motorola Solutions, Inc.	813	47,967
MTS Systems Corp.	128	8,709
NetApp, Inc.	7,092	236,873
Netscout Systems, Inc. †	112	4,489
NIC, Inc.	387	6,521
Nimble Storage, Inc. †	336	8,696
NTT Data Corp. (Japan)	1,500	66,367
ON Semiconductor Corp. †	1,011	13,406
Pandora Media, Inc. †	386	7,207
Paychex, Inc.	7,387	364,992
Perficient, Inc. †	699	13,225
Plexus Corp. †	602	27,379
Power Integrations, Inc.	221	11,218
Proofpoint, Inc. †	217	12,831

Dynamic Risk Allocation Fund     35

COMMON STOCKS (40.5%)* cont.	Shares	Value
Technology cont.
PROS Holdings, Inc. †	335	$6,449
QAD, Inc. Class A	604	14,436
QLogic Corp. †	3,276	50,844
Qorvo, Inc. †	578	47,483
Quantum Corp. †	6,541	13,344
Rovi Corp. †	659	11,045
Sanmina Corp. †	580	12,563
SAP AG (Germany)	874	64,689
Semtech Corp. †	345	7,369
SoftBank Corp. (Japan)	2,500	149,240
SS&C Technologies Holdings, Inc.	291	17,149
Synaptics, Inc. †	606	60,382
Synchronoss Technologies, Inc. †	278	12,243
SYNNEX Corp.	254	20,998
Tyler Technologies, Inc. †	141	17,129
Ultimate Software Group, Inc. †	84	13,590
Veeva Systems, Inc. Class A †	390	10,577
VeriFone Systems, Inc. †	470	17,940
Verint Systems, Inc. †	296	19,142
Web.com Group, Inc. †	859	19,474
Woodward, Inc.	650	33,111
Xcerra Corp. †	2,934	22,650
		10,790,826
Transportation (0.8%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,036	28,952
ANA Holdings, Inc. (Japan)	66,000	181,517
ArcBest Corp.	622	21,266
CH Robinson Worldwide, Inc.	3,351	206,857
ComfortDelgro Corp., Ltd. (Singapore)	55,200	125,207
Deutsche Post AG (Germany)	3,205	96,608
Expeditors International of Washington, Inc.	1,164	53,358
Hawaiian Holdings, Inc. †	1,421	34,417
JetBlue Airways Corp. †	1,646	33,183
Matson, Inc.	205	8,257
Saia, Inc. †	549	22,476
Scorpio Tankers, Inc.	1,574	14,355
Swift Transportation Co. †	1,844	42,910
United Parcel Service, Inc. Class B	8,581	851,407
Universal Truckload Services, Inc.	67	1,356
		1,722,126
Utilities and power (1.6%)
Alliant Energy Corp.	1,033	63,323
American Electric Power Co., Inc.	7,549	424,933
American Water Works Co., Inc.	2,171	114,781
Centrica PLC (United Kingdom)	22,540	95,634
Enel SpA (Italy)	26,344	127,829
ENI SpA (Italy)	5,931	106,765
Kinder Morgan, Inc.	20,402	846,479
Pinnacle West Capital Corp.	2,518	153,397

36     Dynamic Risk Allocation Fund

COMMON STOCKS (40.5%)* cont.	Shares	Value
Utilities and power cont.
Power Assets Holdings, Ltd. (Hong Kong)	11,000	$105,288
Red Electrica Corporacion SA (Spain)	2,525	212,372
Southern Co. (The)	14,946	652,991
Tokyo Electric Power Co., Inc. (Japan) †	28,800	163,934
Tokyo Gas Co., Ltd. (Japan)	30,000	165,230
United Utilities Group PLC (United Kingdom)	9,080	138,224
		3,371,180
Total common stocks (cost $75,246,759)		$86,222,550

CORPORATE BONDS AND NOTES (21.9%)*	Principal amount	Value
Basic materials (1.7%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	$90,000	$91,800
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	40,000	39,115
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	10,000	10,545
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	10,000	10,875
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	10,000	10,675
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	85,000	103,275
ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	25,000	25,375
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	15,000	15,426
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	143,000	158,661
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	60,000	63,450
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	25,000	25,313
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	151,900
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	15,000	15,555
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	10,000	10,496
Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	20,000	20,350
Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	55,000	55,825
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	50,000	50,375
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	65,000	68,250
Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	70,000	69,767
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	20,000	20,484
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	15,000	14,746
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	30,000	29,063
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4s, 2025	194,000	187,053
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 2 7/8s, 2020	130,000	129,358
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	75,000	81,094
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	35,000	40,950

Dynamic Risk Allocation Fund     37

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	$70,000	$72,800
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	10,000	9,425
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	115,000	122,763
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	105,000	106,575
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	15,000	15,038
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	90,000	96,863
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	30,000	27,150
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	60,000	64,200
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	25,000	22,822
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	55,000	59,263
Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	30,000	30,229
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	45,000	40,556
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	45,000	—
Monsanto Company sr. unsec. notes 5 1/2s, 2025	60,000	70,519
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	35,000	35,175
Norbord, Inc. 144A company guaranty sr. notes 6 1/4s, 2023 (Canada)	45,000	45,791
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	45,000	47,250
PQ Corp. 144A sr. notes 8 3/4s, 2018	60,000	62,100
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	145,000	145,384
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	160,000	167,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	65,000	66,138
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	45,000	45,257
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	25,000	28,125
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	15,000	15,600
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	45,000	50,175
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	50,000	51,750
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	25,000	25,438
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	20,000	20,150
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	40,000	49,700
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	30,000	30,938
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	33,000	33,743

38     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	$10,000	$10,125
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	55,000	54,313
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,713
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	50,000	51,750
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	40,000	38,100
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	30,000	41,413
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	29,000	37,643
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	75,000	78,938
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	35,000	36,138
		3,516,826
Capital goods (0.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	130,000	136,988
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	10,000	11,400
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	40,000	40,400
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	25,000	25,375
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	25,000	25,625
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	30,000	29,925
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	20,000	20,463
Berry Plastics Corp. company guaranty unsub. notes 5 1/8s, 2023	25,000	24,875
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	35,000	33,469
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	80,000	88,000
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	145,000	160,837
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	60,000	59,250
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	35,000	40,250
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	100,000	107,688
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	65,000	68,250
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	90,000	82,800
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	25,000	26,000
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	20,000	20,250

Dynamic Risk Allocation Fund     39

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Capital goods cont.
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	$15,000	$20,844
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	80,000	86,400
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	52,000	48,490
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	25,000	25,750
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	20,000	21,306
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	135,000	140,738
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	30,000	31,050
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	50,000	50,375
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	96,000	101,040
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	65,000	67,600
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	30,000	31,425
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	153,000	155,678
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	60,000	64,950
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	85,000	86,700
		1,934,191
Communication services (2.6%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	200,000	202,000
American Tower Corp. sr. unsec. notes 4s, 2025 R	85,000	84,499
AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	67,000	63,801
AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	68,000	66,137
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	145,000	145,829
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	45,000	47,306
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	195,000	199,144
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	25,000	25,125
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	85,000	90,738
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	15,656
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	145,000	157,785
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	30,000	39,960
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	85,000	109,079
CommScope Technologies Finance, LLC 144A sr. unsec. notes 6s, 2025	40,000	40,500
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	115,000	121,239
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	25,000	26,000

40     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.		Principal amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		$220,000	$239,250
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		35,000	34,256
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)		16,000	23,614
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		60,000	60,150
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		70,000	77,218
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		5,000	4,816
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		20,000	19,350
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		20,000	18,600
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		315,000	319,725
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		55,000	48,950
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		110,000	99,275
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022		20,000	20,425
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		145,000	153,700
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		45,000	45,900
Numericable Group SA 144A sr. notes 6s, 2022 (France)		200,000	201,376
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		70,000	72,625
Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021 (Canada)	CAD	295,000	251,744
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$36,000	40,500
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		330,000	336,188
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		120,000	122,028
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		195,000	196,219
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023		10,000	10,663
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021		25,000	26,625
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		80,000	84,400
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		25,000	25,828
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		30,000	31,313
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		75,000	79,031
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		25,000	26,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		20,000	20,763
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)		220,000	283,337

Dynamic Risk Allocation Fund     41

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	$36,000	$41,470
Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	95,000	95,822
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	64,000	75,274
Verizon Communications, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	30,000	32,707
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	30,000	28,874
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	328,000	299,642
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	31,000	38,312
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	251,000	248,231
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	45,000	43,538
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	95,000	101,413
Windstream Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	90,000	85,050
Windstream Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	40,000	33,600
		5,532,725
Consumer cyclicals (3.1%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2045	124,000	175,835
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	143,000	142,972
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	95,000	103,854
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	35,000	36,488
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	60,000	63,450
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	105,000	115,369
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	115,000	118,463
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	50,000	40,500
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes 6 7/8s, 2023	35,000	35,613
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	120,000	123,300
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	35,000	35,361
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	25,000	26,469
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	95,000	95,771
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	137,000	183,917
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	10,000	10,425
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	47,025

42     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	$15,000	$15,300
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	25,000	25,093
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	50,000	52,875
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	35,000	37,056
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	30,000	30,600
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	55,000	58,163
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	15,000	15,619
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	25,000	24,268
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	20,000	21,100
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	15,000	15,731
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	25,000	26,438
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	115,000	179,871
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	192,000	250,134
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	35,000	36,575
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	25,000	26,156
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	30,000	30,225
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	80,000	78,928
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	95,000	109,906
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	20,000	20,407
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. Notes 3.45s, 2022	85,000	83,706
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025	10,000	9,935
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	40,000	41,050
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020	60,000	62,100
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	35,000	36,225
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	60,000	63,900
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	77,000	84,891
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	65,000	68,250
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	70,000	71,050
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	330,000	324,225
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	37,000	36,445
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021	35,000	36,225

Dynamic Risk Allocation Fund     43

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer cyclicals cont.
JC Penney Corp, Inc. company guaranty sr. unsec. bonds 8 1/8s, 2019	$10,000	$10,075
JC Penney Corp, Inc. company guaranty sr. unsec. notes 5 3/4s, 2018	15,000	14,813
JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes 5.65s, 2020	10,000	9,025
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	40,000	38,200
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	60,000	58,350
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	35,000	35,069
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	35,000	39,506
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	50,000	52,750
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	20,000	20,650
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	30,000	31,800
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	110,000	109,038
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	25,625
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	32,000	30,521
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	25,000	31,800
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	20,000	20,700
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	60,000	58,200
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	15,000	15,375
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	40,000	43,350
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	55,000	56,650
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	125,000	143,750
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	5,000	5,375
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	85,000	90,738
Navistar International Corp. sr. notes 8 1/4s, 2021	30,000	30,000
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	80,000	82,000
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	40,000	43,200
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	30,000	32,175
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	95,000	97,494
Nordstrom, Inc. sr. unsec. notes 5s, 2044	15,000	16,765

44     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	$90,000	$117,577
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	50,000	54,188
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	30,000	31,650
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	55,000	57,750
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	5,000	5,250
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	75,000	76,219
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	30,000	31,800
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	45,000	46,575
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,750
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	36,000	36,168
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	90,000	89,100
QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	55,000	54,589
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	60,000	60,750
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	25,000	25,688
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	150,000	161,344
Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	50,000	50,875
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	15,000	14,025
Scientific Games International, Inc. company guaranty sr. unsec. notes 10s, 2022	125,000	120,938
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	15,000	11,475
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	50,000	52,125
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	50,000	52,750
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	20,000	20,350
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	10,000	10,550
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	15,000	15,150
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	55,000	57,200
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	50,000	52,063
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	92,925
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,338
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	35,000	36,050
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	30,000	31,875
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	53,250

Dynamic Risk Allocation Fund     45

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	$25,000	$26,000
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	47,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	20,000	19,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	53,000	53,265
Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	30,000	29,646
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	145,000	145,775
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	95,000	93,456
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	15,000	15,206
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	15,000	14,918
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	30,000	31,988
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	15,000	15,169
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	34,000	45,268
		6,659,631
Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	31,000	30,395
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	145,000	145,234
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	106,000	162,127
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	65,000	69,794
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	95,000	97,375
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	10,000	10,025
BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 4 5/8s, 2022 (Canada)	25,000	25,031
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	115,000	119,255
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	70,000	72,275
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	35,000	35,525
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	35,000	37,056
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	30,000	31,072
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	96,000	111,136
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	15,000	15,113
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	65,000	73,288
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	5,000	5,181
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	5,000	5,119

46     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	$124,000	$123,690
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	15,000	15,225
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	145,000	147,777
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	45,000	46,688
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	32,000	32,274
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	9,000	11,930
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	90,000	75,938
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	50,000	48,200
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	200,000	256,141
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	56,000	63,043
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	21,000	21,588
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	125,000	132,063
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	20,000	21,130
Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	95,000	118,136
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	45,000	58,826
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	15,000	15,619
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	115,000	123,769
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	11,000	10,965
PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	45,000	45,397
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	144,000	144,410
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	30,000	30,450
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	50,000	50,750
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	75,000	75,188
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	60,000	62,400
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	23,000	24,301
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	32,000	34,806
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	5,000	5,475
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	25,000	25,406
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	45,000	44,944
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	75,000	78,375

Dynamic Risk Allocation Fund     47

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Consumer staples cont.
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	$55,000	$55,550
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	35,000	35,350
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	65,000	70,200
		3,151,005
Energy (2.3%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	130,000	156,212
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	35,000	34,913
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	35,000	35,945
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	45,563
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	55,000	53,075
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	5,000	4,864
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	110,000	110,817
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	145,000	147,140
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	25,000	23,375
California Resources Corp. company guaranty sr. unsec. notes 6s, 2024	100,000	92,000
California Resources Corp. company guaranty sr. unsec. notes 5s, 2020	60,000	57,150
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	145,000	156,199
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	90,000	76,275
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	20,000	19,750
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	25,000	23,813
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	80,000	81,400
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	143,000	142,845
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	55,000	55,825
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	55,000	55,825
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	145,000	144,394
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	120,000	111,900
DCP Midstream Operating LP company guaranty sr. unsec. notes 2.7s, 2019	40,000	37,966
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	70,000	67,200
48     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Energy cont.
Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)	$45,000	$42,548
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	5,000	4,853
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	35,000	23,975
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	55,000	53,900
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	43,000	45,795
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	9,000	9,664
FTS International, Inc. 144A company guaranty sr. FRN 7.808s, 2020	30,000	29,987
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	85,000	89,888
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2023	35,000	35,700
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	15,000	10,838
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	130,000	91,325
Halcon Resources Corp. 144A company guaranty notes 8 5/8s, 2020	30,000	30,450
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	43,500
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	10,000	10,375
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	20,000	19,450
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	80,000	57,960
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	20,063
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	135,000	115,425
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	63,300
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	36,225
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	19,000	16,519
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	115,000	117,588
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	50,000	36,125
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	55,000	38,500
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	30,000	12,300
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	95,000	39,425
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	197,000

Dynamic Risk Allocation Fund     49

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)	$175,000	$173,524
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	85,000	45,263
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	175,000	131,236
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	110,000	40,975
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	15,000	15,056
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	95,000	94,002
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 3 1/2s, 2020 (Mexico)	15,000	15,258
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	145,000	149,395
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	30,000	29,925
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	35,000	34,475
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	30,000	31,803
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	145,000	147,538
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	21,050
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	110,000	9,075
SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s, 2020	70,000	69,431
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s, 2023 (Canada)	35,000	35,368
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	60,000	64,293
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	50,000	32,000
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	95,000	84,550
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	156,000	168,118
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	15,000	10,805
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	143,000	144,700
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	25,000	21,125
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	25,000	24,375
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	30,000	35,872
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	125,000	127,188
Williams Cos., Inc. (The) notes 8 3/4s, 2032	23,000	29,554
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	30,000	30,696
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	120,000	122,100
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	35,263
		5,001,137

50     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Financials (5.6%)
Abbey National Treasury Services PLC/London company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	$156,000	$156,611
ABN Amro Bank NV 144A sr. unsec. notes 2.45s, 2020 (Netherlands)	200,000	199,560
Aflac, Inc. sr. unsec. notes 6.9s, 2039	17,000	22,271
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	20,000	20,180
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	55,000	55,413
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	246,675
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	90,000	110,700
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	30,000	35,175
American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s, perpetual maturity	35,000	34,386
American Express Co. sr. unsec. notes 7s, 2018	94,000	107,503
American Express Co. sr. unsec. notes 6.15s, 2017	57,000	62,728
American International Group, Inc. jr. sub. FRB 8.175s, 2058	290,000	394,763
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	60,000	59,400
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s, perpetual maturity	219,000	221,464
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s, perpetual maturity	25,000	26,438
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	95,000	95,356
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	149,000	150,050
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	143,000	146,805
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	145,000	144,989
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	250,000	249,209
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	270,000	363,395
BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	162,000	162,209
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	210,475
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	180,000	188,568
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	25,000	26,750
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	40,000	41,200
CIT Group, Inc. sr. unsec. notes 5s, 2023	35,000	35,788
CIT Group, Inc. sr. unsec. notes 5s, 2022	115,000	118,163
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	20,000	20,050
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	163,719
Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	3,000	2,996
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s, perpetual maturity	48,000	47,340
Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	6,000	6,045

Dynamic Risk Allocation Fund     51

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	$151,000	$158,351
CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	60,000	62,250
CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	35,000	36,180
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds Ser. GMTN, 1 5/8s, 2018	330,000	331,579
Communications Sales & Leasing, Inc. 144A company guaranty sr. unsec. notes 8 1/4s, 2023 R	20,000	20,400
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	130,000	134,954
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	80,000	81,000
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2023	25,000	25,938
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s, perpetual maturity (Switzerland)	200,000	213,000
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	11,000	13,602
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	149,000	163,243
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	55,000	42,350
Dresdner Funding Trust I 144A bonds 8.151s, 2031	180,000	226,800
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	21,000	22,302
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,025
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	55,275
EPR Properties unsec. notes 5 1/4s, 2023 R	60,000	63,930
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	60,000	58,950
Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	38,000	35,910
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	202,000	272,209
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	143,000	153,759
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB 6.15s, 2066	112,000	70,280
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	44,000	52,125
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	2,000	2,030
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	95,000	106,811
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes 3 7/8s, 2025 R	25,000	24,681
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	20,000	20,223
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	122,000	143,574
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	10,000	9,950
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	80,000	82,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	145,000	155,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	60,000	62,925

52     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Financials cont.
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	$220,000	$248,329
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R	45,000	44,381
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	30,000	32,100
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	20,000	19,775
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	144,000	145,807
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	4,000	4,054
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	240,000	291,000
Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)	512,000	544,640
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s, perpetual maturity (United Kingdom)	30,000	34,200
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	170,000	197,070
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	145,000	153,484
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	63,118
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	149,000	157,954
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	35,000	37,713
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	40,000	40,600
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	28,838
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	20,000	30,936
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	36,000	38,700
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	40,000	37,400
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	25,000	23,438
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	50,000	53,531
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	35,000	37,538
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	100,000	101,320
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	80,000	80,200
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	250,000	250,376
Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	116,000	121,220
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	72,375
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	145,000	147,921
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U, 7.64s, perpetual maturity (United Kingdom)	200,000	218,250
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	35,000	38,064
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	35,000	35,999
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,491
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	131,000	131,241

Dynamic Risk Allocation Fund     53

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA company guaranty sr. unsec. notes 2 3/4s, 2017 (France)	$250,000	$256,808
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	20,000	20,176
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	15,000	16,725
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	30,825
Standard Chartered Bank 144A unsec. sub. notes 8s, 2031 (United Kingdom)	100,000	133,877
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB 1.271s, 2037	220,000	188,100
Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	250,000	257,866
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	100,000	104,500
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	20,000	17,000
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	9,000	11,977
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	130,000	143,668
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	45,000	41,288
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s, perpetual maturity	70,000	73,588
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	143,000	145,922
Westpac Banking Corp. sr. unsec. unsub. notes 1.55s, 2018 (Australia)	26,000	25,993
		11,841,831
Health care (1.7%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	12,000	12,077
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	18,000	17,768
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	130,000	130,467
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	60,000	62,100
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	35,000	35,000
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)	68,000	67,338
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)	33,000	33,287
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	145,000	147,385
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)	16,000	21,044
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	145,000	160,412
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	50,000	51,125
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	55,000	57,750
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021	60,000	62,250
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022	15,000	16,013
Concordia Healthcare Corp. 144A company guaranty sr. unsec. notes 7s, 2023 (Canada)	60,000	60,375

54     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Health care cont.
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	$65,000	$57,119
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	35,000	35,372
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. sub. notes 5s, 2025	50,000	49,563
DPx Holdings BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	65,000	68,006
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	50,000	50,813
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	40,000	39,000
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	45,000	47,363
HCA, Inc. company guaranty sr. notes 5s, 2024	40,000	41,700
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	50,000	50,750
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	15,000	15,450
HCA, Inc. sr. notes 6 1/2s, 2020	170,000	189,975
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	55,000	57,509
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	55,000	56,238
JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s, 2020 (Netherlands) ‡‡	45,000	45,731
Johnson & Johnson sr. unsec. notes 5.15s, 2018	91,000	102,374
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	85,000	91,375
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2025 (Luxembourg)	40,000	40,300
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	15,000	15,377
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	15,000	15,360
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	125,000	125,318
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	149,000	155,622
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R	60,000	58,350
Omnicare, Inc. sr. unsec. notes 5s, 2024	10,000	11,050
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	39,000	42,413
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	165,000	176,550
Quintiles Transnational Corp. 144A company guaranty sr. unsec. notes 4 7/8s, 2023	30,000	30,450
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	240,000	254,400
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	50,000	53,250
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes 6 1/2s, 2023	45,000	45,338
Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	15,000	15,300
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	30,000	29,700
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	45,000	44,100
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	108,750
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	55,000	58,850
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	10,000	10,175

Dynamic Risk Allocation Fund     55

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Health care cont.
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	$65,000	$72,982
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	58,000	64,975
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,319
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	5,000	5,188
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	25,000	25,438
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 1/8s, 2025	55,000	57,269
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 5 7/8s, 2023	60,000	62,175
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 5 3/8s, 2020	55,000	57,200
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	85,000	89,409
		3,663,337
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	40,000	42,150
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	69,000	69,907
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	100,000	93,382
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	70,000	59,938
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	300,000
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	66,000	66,345
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,020
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	53,000	60,619
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	340,000	362,525
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	25,000	26,188
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	40,000	43,100
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	75,000	82,817
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	124,000	126,885
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	85,000	88,307
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,856
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	60,000	63,600
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	14,000	16,118
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	55,000	57,750
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	50,000	50,000
Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	50,000	48,398
Plantronics, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	60,000	60,900
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	205,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	30,000	31,313
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	40,000	43,400
		2,290,018

56     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	$70,000	$67,550
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	15,000	18,001
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	25,000	25,563
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	105,000	107,100
		218,214
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	240,000	280,800
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	140,000	138,950
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	24,125
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	110,000	110,688
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	50,000	53,375
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	15,000	16,069
Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018	96,000	113,338
Dynegy, Inc. 144A company guaranty sr. unsec. notes 7 3/8s, 2022	5,000	5,325
Dynegy, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	80,000	84,600
Dynegy, Inc. 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2024	5,000	5,363
Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s, perpetual maturity (France)	695,000	728,152
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	47,606	54,389
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	18,000	18,089
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	125,000	136,094
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	25,000	25,031
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	130,000	140,587
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	94,000
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45s, 2023	60,000	57,938
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	44,000	42,210
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	10,000	12,125
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	20,000	26,594
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	115,000	123,194
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	30,900
Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	85,000	79,813
Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	90,000	85,500
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	87,600

Dynamic Risk Allocation Fund     57

CORPORATE BONDS AND NOTES (21.9%)* cont.	Principal amount	Value
Utilities and power cont.
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$30,000	$31,050
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	30,000	31,368
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	35,000	35,193
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	65,000	67,925
		2,740,385
Total corporate bonds and notes (cost $46,703,675)		$46,549,300

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association Pass-Through Certificates 3 1/2s, TBA, June 1, 2045	$4,000,000	$4,201,562
		4,201,562
U.S. Government Agency Mortgage Obligations (5.5%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, June 1, 2045	2,000,000	2,284,998
4s, TBA, June 1, 2045	5,000,000	5,339,063
3s, TBA, June 1, 2045	2,000,000	2,027,812
3s, TBA, June 1, 2030	2,000,000	2,089,688
		11,741,561
Total U.S. government and agency mortgage obligations (cost $15,908,282)		$15,943,123

COMMODITY LINKED NOTES (3.8%)* †††	Principal amount	Value
Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD LIBOR less 0.16%, 2016 (Indexed to the S&P GSCI 3-Month Forward Index — Total Return multiplied by 3) (United Kingdom)	$4,606,000	$4,027,947
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016 (Indexed to the S&P GSCI Light Energy Total Return Index multiplied by 3) (United Kingdom)	3,900,000	4,048,493
Total commodity Linked Notes (cost $8,506,000)		$8,076,440

MORTGAGE-BACKED SECURITIES (3.4%)*	Principal amount	Value
Commercial mortgage-backed securities (2.6%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.576s, 2049	$32,727	$32,710
Ser. 06-5, Class A2, 5.317s, 2047	5,038	5,038
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class AJ, 5.355s, 2042	105,296	105,150
Ser. 05-4, Class B, 5.118s, 2045	212,000	214,120
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.74s, 2038	48,000	49,195
FRB Ser. 06-PW11, Class AJ, 5.43s, 2039	68,000	69,615
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.568s, 2047	100,000	107,231

58     Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.776s, 2049	$193,000	$199,562
FRB Ser. 13-GC17, Class C, 5.106s, 2046	49,000	53,646
Ser. 14-GC21, Class AS, 4.026s, 2047	74,000	78,721
FRB Ser. 14-GC19, Class X, IO, 1.323s, 2047	1,543,118	121,937
COMM Mortgage Trust
Ser. 14-UBS6, Class C, 4.467s, 2047	113,000	116,080
FRB Ser. 14-LC15, Class XA, IO, 1.41s, 2047 F	632,737	49,858
FRB Ser. 14-CR16, Class XA, IO, 1.263s, 2047	663,736	48,023
FRB Ser. 14-CR17, Class XA, IO, 1.203s, 2047	1,035,915	74,508
FRB Ser. 14-UBS6, Class XA, IO, 1.082s, 2047	1,491,111	104,814
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D, 4.986s, 2042	44,000	44,212
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.273s, 2044	120,000	120,715
GS Mortgage Securities Corp. II Ser. 05-GG4, Class B, 4.841s, 2039	44,980	44,925
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO, 1.082s, 2047 F	2,107,713	145,039
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.036s, 2043	158,403	174,830
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.905s, 2045	118,000	83,425
Ser. 06-LDP6, Class AJ, 5.565s, 2043	24,000	24,392
Ser. 06-LDP8, Class AJ, 5.48s, 2045	386,000	393,527
Ser. 04-LN2, Class A2, 5.115s, 2041	9,983	10,004
FRB Ser. 13-LC11, Class D, 4.24s, 2046	53,000	51,188
FRB Ser. 13-C10, Class C, 4.157s, 2047	108,000	111,391
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.256s, 2043	142,000	160,140
FRB Ser. 11-C3, Class E, 5.567s, 2046	213,000	230,578
FRB Ser. 12-C6, Class E, 5.207s, 2045	114,000	117,869
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040	74,505	77,678
Ser. 06-C6, Class E, 5.541s, 2039	125,000	123,529
Ser. 06-C6, Class D, 5.502s, 2039	125,000	123,269
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	47,000	47,513
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.415s, 2046	83,000	86,120
FRB Ser. 14-C17, Class XA, IO, 1.282s, 2047	917,366	69,280
FRB Ser. 13-C12, Class XA, IO, 0.998s, 2046	858,996	41,308
Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	117,000	121,051
FRB Ser. 06-HQ8, Class D, 5.498s, 2044	125,000	124,570
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	56,000	59,143

Dynamic Risk Allocation Fund     59

MORTGAGE-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	$50,000	$53,731
FRB Ser. 13-C6, Class D, 4.35s, 2046	110,000	105,227
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25, Class AJ, 5.712s, 2043	270,000	276,723
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047 F	53,000	56,447
Ser. 13-C18, Class AS, 4.387s, 2046	63,000	69,631
Ser. 13-UBS1, Class AS, 4.306s, 2046	48,000	52,741
FRB Ser. 13-C17, Class XA, IO, 1.58s, 2046	1,447,452	114,010
FRB Ser. 14-C19, Class XA, IO, 1.303s, 2047	1,164,349	86,744
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.466s, 2044	169,000	182,953
FRB Ser. 13-C16, Class D, 4.983s, 2046	77,000	77,569
FRB Ser. 12-C10, Class D, 4.457s, 2045	48,000	47,760
FRB Ser. 12-C9, Class XA, IO, 2.195s, 2045	870,435	91,413
FRB Ser. 11-C5, Class XA, IO, 1.969s, 2044	544,586	45,370
FRB Ser. 12-C10, Class XA, IO, 1.78s, 2045	2,738,873	259,810
FRB Ser. 13-C12, Class XA, IO, 1.484s, 2048	256,786	19,727
		5,555,760
Residential mortgage-backed securities (non-agency) (0.8%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M, 0.316s, 2054	100,000	76,188
BCAP, LLC Trust 144A FRB Ser. 15-RR2, Class 22A3, 0.371s, 2035	125,000	111,875
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 11A2, 0.865s, 2035	74,608	68,079
CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.398s, 2036	110,000	89,100
Nomura Resecuritization Trust 144A
FRB Ser. 15-1R, Class 6A9, 0.404s, 2047	160,000	99,200
FRB Ser. 14-7R, Class 2A3, 0.374s, 2035	124,654	104,709
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	396,975	360,255
FRB Ser. 05-AR11, Class A1B3, 0.585s, 2045	314,092	283,468
FRB Ser. 05-AR9, Class A1B, 0.565s, 2045	395,642	371,328
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.377s, 2047	60,000	44,350
		1,608,552
Total mortgage-backed securities (cost $7,143,993)		$7,164,312

ASSET-BACKED SECURITIES (2.1%)*	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A, 1.056s, 2016	$2,682,000	$2,682,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	1,712,000	1,712,000
Total asset-backed securities (cost $4,394,000)		$4,394,000

60     Dynamic Risk Allocation Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.5%)*	Principal amount/units	Value
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)	$719,245	$629,699
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †	121,977	122,282
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)	150,000	153,000
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s, 2044 (Mexico)	120,000	120,417
Total foreign government and agency bonds and notes (cost $1,015,685)		$1,025,398

PURCHASED OPTIONS OUTSTANDING (0.4%)*	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	May-16/$183.00	$38,022	$230,131
SPDR S&P 500 ETF Trust (Put)	Apr-16/180.00	37,929	187,026
SPDR S&P 500 ETF Trust (Put)	Mar-16/183.00	37,812	185,844
SPDR S&P 500 ETF Trust (Put)	Feb-16/183.00	36,576	154,444
SPDR S&P 500 ETF Trust (Put)	Jan-16/170.00	37,854	77,998
SPDR S&P 500 ETF Trust (Put)	Dec-15/180.00	38,482	94,630
Total purchased options outstanding (cost $1,524,846)			$930,073

SENIOR LOANS (0.2%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11s, 2017	$243,508	$228,974
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 13s, 2017	19,900	18,362
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	55,000	45,283
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	60,000	49,137
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.184s, 2021	64,511	64,658
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	74,063	74,116
Total senior loans (cost $500,476)		$480,530

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	43	$43,430
Citigroup, Inc. Ser. K, $1.719 ARP	2,640	71,201
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	6,280	142,054
M/I Homes, Inc. Ser. A, $2.438 pfd.	1,230	31,525
Total preferred stocks (cost $278,354)		$288,210

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$44,297
Total convertible bonds and notes (cost $36,457)		$44,297

Dynamic Risk Allocation Fund     61

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	905	$11,611
Medley Capital Corp.	1,816	17,016
Solar Capital, Ltd.	736	14,072
Total investment companies (cost $43,841)		$42,699

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$37,006
Total convertible preferred stocks (cost $34,286)		$37,006

SHORT-TERM INVESTMENTS (30.0%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.23% [d]	Shares 426,625	$426,625
Putnam Money Market Liquidity Fund 0.08% L	Shares 10,139,420	10,139,420
Putnam Short Term Investment Fund 0.07% L	Shares 41,010,048	41,010,048
SSgA Prime Money Market Fund Class N 0.03% P	Shares 60,000	60,000
U.S. Treasury Bills 0.01%, October 1, 2015 §	$500,000	499,975
U.S. Treasury Bills 0.02%, August 27, 2015 # Δ §	621,000	620,985
U.S. Treasury Bills 0.01%, August 20, 2015 # Δ §	1,740,000	1,739,962
U.S. Treasury Bills 0.02%, August 13, 2015 # Δ §	1,216,000	1,215,988
U.S. Treasury Bills 0.02%, July 23, 2015 # Δ §	1,050,000	1,049,966
U.S. Treasury Bills 0.01%, July 9, 2015 Δ	100,000	99,999
U.S. Treasury Bills 0.02%, July 2, 2015 # Δ §	6,500,000	6,499,914
U.S. Treasury Bills 0.09%, June 11, 2015 # Δ §	388,000	387,989
Total short-term investments (cost $63,750,815)		$63,750,871

TOTAL INVESTMENTS
Total investments (cost $225,087,469)	$234,948,809

Key to holding’s currency abbreviations
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

62     Dynamic Risk Allocation Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $212,849,976.
†††

The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
§	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $172,861,393 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Dynamic Risk Allocation Fund     63

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	81.8%
United Kingdom	6.6
Japan	2.3
France	1.7
Switzerland	1.0
Germany	1.0
Canada	0.9
Australia	0.7
Netherlands	0.6
Other	3.4
Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $54,602,990)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/15/15	$169,340	$168,547	$793
	British Pound	Buy	6/17/15	158,171	159,097	(926)
	Canadian Dollar	Sell	7/15/15	294,586	289,226	(5,360)
	Euro	Buy	6/17/15	326,257	320,380	5,877
	Euro	Sell	6/17/15	323,071	328,631	5,560
	Mexican Peso	Buy	7/15/15	322,276	325,481	(3,205)
	Norwegian Krone	Buy	6/17/15	327,992	325,259	2,733
	Norwegian Krone	Sell	6/17/15	309,483	311,454	1,971
Barclays Bank PLC
	Australian Dollar	Buy	7/15/15	265,682	278,176	(12,494)
	British Pound	Buy	6/17/15	158,477	161,526	(3,049)
	Canadian Dollar	Sell	7/15/15	102,294	98,571	(3,723)
	Euro	Buy	6/17/15	8,018	10,007	(1,989)
	Hong Kong Dollar	Sell	8/19/15	431,684	431,892	208
	Japanese Yen	Sell	8/19/15	852,808	875,391	22,583
	Mexican Peso	Buy	7/15/15	299,502	304,271	(4,769)
	New Zealand Dollar	Sell	7/15/15	240,344	256,918	16,574
	Norwegian Krone	Buy	6/17/15	309,804	296,482	13,322
	Singapore Dollar	Sell	8/19/15	363,341	369,258	5,917
	Swedish Krona	Sell	6/17/15	639,126	640,778	1,652
	Swiss Franc	Sell	6/17/15	39,601	39,024	(577)
Citibank, N.A.
	Australian Dollar	Sell	7/15/15	43,174	43,396	222
	British Pound	Buy	6/17/15	157,712	158,633	(921)
	Canadian Dollar	Sell	7/15/15	366,908	357,386	(9,522)
	Chilean Peso	Buy	7/15/15	12,209	12,413	(204)
	Danish Krone	Sell	6/17/15	178,062	196,217	18,155
	Euro	Buy	6/17/15	950,320	977,500	(27,180)
	Japanese Yen	Sell	8/19/15	221,841	229,641	7,800
	Mexican Peso	Buy	7/15/15	303,626	308,481	(4,855)
	New Zealand Dollar	Sell	7/15/15	44,946	45,121	175
	Norwegian Krone	Buy	6/17/15	56,890	50,125	6,765
64     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $54,602,990) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	Philippine Peso	Buy	8/19/15	$155,997	$156,077	$(80)
	Swedish Krona	Sell	6/17/15	164,451	160,785	(3,666)
	Swiss Franc	Sell	6/17/15	136,367	137,438	1,071
Credit Suisse International
	Australian Dollar	Buy	7/15/15	608,175	619,770	(11,595)
	Australian Dollar	Sell	7/15/15	612,294	608,850	(3,444)
	British Pound	Buy	6/17/15	1,055,849	1,038,908	16,941
	British Pound	Sell	6/17/15	323,066	312,447	(10,619)
	Canadian Dollar	Buy	7/15/15	326,568	332,320	(5,752)
	Canadian Dollar	Sell	7/15/15	1,006,544	989,212	(17,332)
	Euro	Buy	6/17/15	330,321	333,158	(2,837)
	Euro	Sell	6/17/15	1,016,340	1,015,059	(1,281)
	Indian Rupee	Buy	8/19/15	346,253	344,692	1,561
	Japanese Yen	Buy	8/19/15	2,471,093	2,557,541	(86,448)
	New Zealand Dollar	Buy	7/15/15	197,660	206,937	(9,277)
	New Zealand Dollar	Sell	7/15/15	305,782	330,333	24,551
	Norwegian Krone	Buy	6/17/15	161,166	162,209	(1,043)
	Singapore Dollar	Sell	8/19/15	327,799	333,135	5,336
	Swedish Krona	Buy	6/17/15	322,707	319,256	3,451
	Swedish Krona	Sell	6/17/15	324,103	327,955	3,852
	Swiss Franc	Buy	6/17/15	659,909	643,014	16,895
	Swiss Franc	Sell	6/17/15	480,215	463,012	(17,203)
Deutsche Bank AG
	Australian Dollar	Sell	7/15/15	158,432	151,466	(6,966)
	British Pound	Buy	6/17/15	143,500	138,689	4,811
	Canadian Dollar	Sell	7/15/15	285,265	272,152	(13,113)
	Euro	Buy	6/17/15	3,150,961	3,081,622	69,339
	New Zealand Dollar	Buy	7/15/15	198,366	207,669	(9,303)
	Norwegian Krone	Sell	6/17/15	249,402	251,033	1,631
	Polish Zloty	Sell	6/17/15	311,324	312,349	1,025
	Swedish Krona	Sell	6/17/15	298,881	305,420	6,539
	Turkish Lira	Buy	6/17/15	35,928	42,686	(6,758)
Goldman Sachs International
	Australian Dollar	Buy	7/15/15	314,347	312,384	1,963
	British Pound	Sell	6/17/15	168,257	166,061	(2,196)
	Canadian Dollar	Sell	7/15/15	90,160	88,570	(1,590)
	Euro	Sell	6/17/15	167,852	171,755	3,903
	Japanese Yen	Buy	8/19/15	1,439,573	1,490,210	(50,637)
	New Zealand Dollar	Buy	7/15/15	144,658	151,458	(6,800)
	Norwegian Krone	Sell	6/17/15	62,666	63,088	422
HSBC Bank USA, National Association
	Australian Dollar	Sell	7/15/15	75,593	66,837	(8,756)
	British Pound	Buy	6/17/15	739,660	721,028	18,632

Dynamic Risk Allocation Fund     65

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $54,602,990) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Canadian Dollar	Sell	7/15/15	$418,817	$411,825	$(6,992)
	Euro	Buy	6/17/15	168,182	174,009	(5,827)
	Japanese Yen	Buy	8/19/15	1,439,573	1,490,340	(50,767)
	New Zealand Dollar	Buy	7/15/15	140,842	147,398	(6,556)
	Swedish Krona	Sell	6/17/15	131,697	134,606	2,909
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/15/15	272,622	265,454	7,168
	British Pound	Sell	6/17/15	1,473,665	1,509,333	35,668
	Canadian Dollar	Buy	7/15/15	594,396	607,474	(13,078)
	Euro	Buy	6/17/15	2,796,802	2,712,953	83,849
	Indian Rupee	Sell	8/19/15	49,507	49,417	(90)
	Japanese Yen	Sell	8/19/15	93,901	97,209	3,308
	Mexican Peso	Buy	7/15/15	377,877	382,169	(4,292)
	New Zealand Dollar	Sell	7/15/15	114,130	127,099	12,969
	Norwegian Krone	Buy	6/17/15	280,092	270,318	9,774
	Philippine Peso	Buy	8/19/15	155,995	155,571	424
	Singapore Dollar	Sell	8/19/15	422,873	427,634	4,761
	Swedish Krona	Sell	6/17/15	166,480	158,349	(8,131)
	Swiss Franc	Sell	6/17/15	1,461,615	1,439,068	(22,547)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	7/15/15	235,093	241,523	(6,430)
	British Pound	Buy	6/17/15	405,132	425,758	(20,626)
	Canadian Dollar	Buy	7/15/15	25,634	44,515	(18,881)
	Euro	Sell	6/17/15	100,843	118,469	17,626
	Japanese Yen	Sell	8/19/15	465,434	478,117	12,683
	New Zealand Dollar	Sell	7/15/15	326,559	339,883	13,324
	Norwegian Krone	Buy	6/17/15	374,116	371,968	2,148
	Singapore Dollar	Buy	8/19/15	31,691	32,224	(533)
	Swedish Krona	Sell	6/17/15	625,717	628,319	2,602
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/15	206,946	205,281	(1,665)
	Brazilian Real	Buy	7/2/15	309,887	319,545	(9,658)
	British Pound	Sell	6/17/15	11,614	2,977	(8,637)
	Canadian Dollar	Sell	7/15/15	526,012	507,265	(18,747)
	Chilean Peso	Buy	7/15/15	398	399	(1)
	Euro	Buy	6/17/15	835,525	836,947	(1,422)
	Hungarian Forint	Buy	6/17/15	308,944	318,277	(9,333)
	Israeli Shekel	Buy	7/15/15	6,771	6,610	161
	Japanese Yen	Sell	8/19/15	457,027	475,031	18,004
	New Zealand Dollar	Buy	7/15/15	48,973	51,274	(2,301)
	Norwegian Krone	Buy	6/17/15	11,190	11,260	(70)
	Singapore Dollar	Sell	8/19/15	316,321	319,351	3,030
	Swedish Krona	Buy	6/17/15	375,792	373,885	1,907

66     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $54,602,990) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Swiss Franc	Sell	6/17/15	$44,604	$43,994	$(610)
	Turkish Lira	Sell	6/17/15	64,378	53,848	(10,530)
UBS AG
	Australian Dollar	Buy	7/15/15	212,591	218,475	(5,884)
	Australian Dollar	Sell	7/15/15	44,395	44,145	(250)
	British Pound	Buy	6/17/15	744,703	726,182	18,521
	Canadian Dollar	Sell	7/15/15	373,175	366,717	(6,458)
	Chilean Peso	Buy	7/15/15	398	402	(4)
	Euro	Buy	6/17/15	2,680,251	2,607,514	72,737
	Israeli Shekel	Buy	7/15/15	321,022	325,383	(4,361)
	Israeli Shekel	Sell	7/15/15	322,934	322,120	(814)
	Japanese Yen	Sell	8/19/15	91,649	94,882	3,233
	New Zealand Dollar	Buy	7/15/15	429,523	449,625	(20,102)
	New Zealand Dollar	Sell	7/15/15	149,746	158,605	8,859
	Norwegian Krone	Buy	6/17/15	481,119	459,845	21,274
	Norwegian Krone	Sell	6/17/15	452,680	442,373	(10,307)
	Swedish Krona	Buy	6/17/15	312,829	318,956	(6,127)
	Swedish Krona	Sell	6/17/15	342,122	338,522	(3,600)
	Swiss Franc	Buy	6/17/15	552,497	560,732	(8,235)
WestPac Banking Corp.
	Australian Dollar	Sell	7/15/15	13,273	6,259	(7,014)
	British Pound	Buy	6/17/15	302,741	304,502	(1,761)
	Canadian Dollar	Sell	7/15/15	431,675	424,235	(7,440)
	Euro	Buy	6/17/15	56,463	57,784	(1,321)
	Japanese Yen	Buy	8/19/15	1,439,574	1,490,198	(50,624)
	New Zealand Dollar	Buy	7/15/15	346,487	362,721	(16,234)
Total						$(84,561)

FUTURES CONTRACTS OUTSTANDING at 5/31/15
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro STOXX 50 Index (Long)	75	$2,934,109	Jun-15	$(98,712)
Euro-Bobl 5 yr (Long)	50	7,075,798	Jun-15	(11,844)
Euro-Bund 10 yr (Long)	49	8,364,730	Jun-15	(61,682)
Euro-Buxl 30 yr (Long)	24	4,270,718	Jun-15	(59,373)
Euro-Schatz 2 yr (Long)	10	1,221,035	Jun-15	247
Japanese Government Bond 10 yr (Long)	21	24,978,689	Jun-15	75,418
Russell 2000 Index Mini (Short)	28	3,484,040	Jun-15	(95,536)
S&P 500 Index E-Mini (Long)	1	105,300	Jun-15	3,701
S&P 500 Index E-Mini (Short)	13	1,368,900	Jun-15	(7,942)
Tokyo Price Index (Long)	32	4,308,263	Jun-15	421,429
U.K. Gilt 10 yr (Long)	34	6,121,548	Sep-15	38,891

Dynamic Risk Allocation Fund     67

FUTURES CONTRACTS OUTSTANDING at 5/31/15 cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Long)	13	$2,023,125	Sep-15	$12,060
U.S. Treasury Bond Ultra 30 yr (Long)	19	3,045,344	Sep-15	32,573
U.S. Treasury Bond Ultra 30 yr (Short)	1	160,281	Sep-15	(1,721)
U.S. Treasury Note 2 yr (Long)	38	8,316,656	Sep-15	11,206
U.S. Treasury Note 2 yr (Short)	1	218,859	Sep-15	(299)
U.S. Treasury Note 5 yr (Long)	72	8,620,313	Sep-15	33,044
U.S. Treasury Note 5 yr (Short)	20	2,394,531	Sep-15	(9,259)
U.S. Treasury Note 10 yr (Long)	17	2,170,688	Sep-15	7,005
U.S. Treasury Note 10 yr (Short)	165	21,068,438	Sep-15	(45,953)
Total				$243,253

WRITTEN OPTIONS OUTSTANDING at 5/31/15 (premiums $64,664)
	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Call)	Jun-15/$217.00	$90,892	$29,994
SPDR S&P 500 ETF Trust (Call)	Jun-15/216.50	34,085	11,589
SPDR S&P 500 ETF Trust (Call)	Jun-15/218.50	33,431	3,017
SPDR S&P 500 ETF Trust (Call)	Jun-15/218.00	34,112	1,099
SPDR S&P 500 ETF Trust (Call)	Jun-15/217.50	34,194	396
Total			$46,095

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/15
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$62,100,000 E	$(614,531)	6/17/25	3 month USD-LIBOR-BBA	2.20%	$(595,528)
4,342,100 E	42,968	6/17/25	2.20%	3 month USD-LIBOR-BBA	41,640
7,500,000 E	(10,073)	6/17/17	3 month USD-LIBOR-BBA	1.10%	23,399
13,265,800 E	16,479	6/17/17	1.10%	3 month USD-LIBOR-BBA	(42,725)
2,100,000 E	24,375	6/17/20	1.80%	3 month USD-LIBOR-BBA	7,230
614,600 E	(7,799)	6/17/45	2.38%	3 month USD-LIBOR-BBA	23,954
1,840,200 E	22,976	6/17/45	3 month USD-LIBOR-BBA	2.38%	(72,098)
11,115,600 E	(456,749)	6/17/20	3 month USD-LIBOR-BBA	2.40%	(42,126)
926,300 E	37,986	6/17/20	2.40%	3 month USD-LIBOR-BBA	3,434

68     Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/15 cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$436,000 E	$747	6/17/17	1.00%	3 month USD-LIBOR-BBA	$(330)
10,000 E	(18)	6/17/20	1.69%	3 month USD-LIBOR-BBA	(46)
173,000 E	(1,914)	6/17/25	2.21%	3 month USD-LIBOR-BBA	(2,126)
6,000 E	270	6/17/45	3.00%	3 month USD-LIBOR-BBA	(231)
Total	$(945,283)	$(655,553)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/15
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(274,687)
	5,000,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(441,650)
	4,000,000	—	6/10/24	(2.50%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(295,300)
	1,000,000	—	11/7/24	(2.2625%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(44,393)
	1,000,000	—	12/8/24	(2.075%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(24,074)
baskets	196,783	—	5/31/16	(3 month USD-LIBOR-BBA plus 10 bp)	A basket (MLTRFCF5) of common stocks	52,420
units	5,066	—	5/31/16	3 month USD-LIBOR-BBA minus 7 bp	Russell 1000 Total Return Index	38,375
Barclays Bank PLC
	$3,739,744	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(37,182)
	3,700,000	—	5/8/23	(2.59%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(356,088)
	3,600,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(311,746)

Dynamic Risk Allocation Fund     69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/15 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	$1,500,000	$—	8/7/22	2.515%	USA Non Revised Consumer Price Index-Urban (CPI-U)	$136,701
baskets	69	—	12/17/15	(3 month USD-LIBOR-BBA plus 42 bp)	A basket (CGPUTQL2) of common stocks	121,266
units	1,512	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	(165,391)
Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised Consumer Price Index Urban (CPI-U)	(305,903)
	3,400,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(309,856)
	1,600,000	—	8/8/22	(2.5325%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(148,830)
	700,000	—	9/10/22	(2.5925%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(67,179)
	3,300,000	—	2/8/23	(2.81%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(394,327)
	6,900,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(598,258)
shares	94,529	—	7/1/15	(3 month USD-LIBOR-BBA plus 15 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	84,153
shares	18,900	—	6/8/15	(3 month USD-LIBOR-BBA plus 20 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	45,129
shares	37,583	—	9/21/15	(3 month USD-LIBOR-BBA plus 0.20%)	Vanguard Index Funds — MSCI Emerging Markets ETF	80,886
Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(43,684)

70     Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/15 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
	$1,500,000	$—	10/5/22	(2.73%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(166,620)
	1,700,000	—	4/5/23	(2.7475%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(190,179)
	4,400,000	—	7/19/23	(2.58%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(387,860)
	2,900,000	—	4/9/25	(2.055%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(3,509)
baskets	3,859	—	12/15/15	(1 month USD-LIBOR-BBA plus 90 bp)	A basket (GSCBSAUD) of common stocks	(42,627)
JPMorgan Chase Bank N.A.
	$13,500,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(1,230,309)
shares	11,620	—	7/14/15	(3 month USD-LIBOR-BBA plus 26 bp)	Common stock of Vanguard FTSE Emerging Markets ETF	(16,980)
Total		$—	$(5,297,702)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	—	$(21)	$2,000	1/17/47	(300 bp)	$—
EM Series 23 Index	BBB/P	37,560	400,000	6/20/20	100 bp	3,560
EM Series 23 Index	BBB/P	1,710,275	16,850,000	6/20/20	100 bp	281,302
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	28,126	367,000	5/11/63	300 bp	31,717
CMBX NA BBB– Index	BBB–/P	1,641	40,000	5/11/63	300 bp	2,033
CMBX NA BBB– Index	BBB–/P	353	23,000	5/11/63	300 bp	578
CMBX NA BBB– Index	BBB–/P	1,940	20,000	5/11/63	300 bp	2,136
CMBX NA BBB– Index	BBB–/P	1,596	20,000	5/11/63	300 bp	1,792

Dynamic Risk Allocation Fund     71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$1,549	$20,000	5/11/63	300 bp	$1,744
CMBX NA BBB– Index	BBB–/P	1,316	20,000	5/11/63	300 bp	1,511
CMBX NA BBB– Index	BBB–/P	243	8,000	5/11/63	300 bp	322
CMBX NA BBB– Index	BBB–/P	(31)	2,000	5/11/63	300 bp	(12)
CMBX NA BBB– Index	—	66	6,000	5/11/63	(300 bp)	7
CMBX NA BBB– Index	BBB–/P	9	1,000	1/17/47	300 bp	(2)
CMBX NA BBB– Index	BBB–/P	2	1,000	1/17/47	300 bp	(9)
CMBX NA BBB– Index	BBB–/P	13	2,000	1/17/47	300 bp	(8)
CMBX NA BBB– Index	BBB–/P	10	2,000	1/17/47	300 bp	(11)
CMBX NA BBB– Index	BBB–/P	6	2,000	1/17/47	300 bp	(14)
CMBX NA BBB– Index	BBB–/P	6	2,000	1/17/47	300 bp	(14)
CMBX NA BBB– Index	BBB–/P	28	4,000	1/17/47	300 bp	(14)
CMBX NA BBB– Index	BBB–/P	7	4,000	1/17/47	300 bp	(35)
CMBX NA BBB– Index	BBB–/P	16	5,000	1/17/47	300 bp	(36)
CMBX NA BBB– Index	BBB–/P	46	13,000	1/17/47	300 bp	(89)
CMBX NA BBB– Index	BBB–/P	125	16,000	1/17/47	300 bp	(41)
CMBX NA BBB– Index	BBB–/P	114	16,000	1/17/47	300 bp	(53)
CMBX NA BBB– Index	BBB–/P	89	18,000	1/17/47	300 bp	(99)
CMBX NA BBB– Index	BBB–/P	502	40,000	1/17/47	300 bp	62
CMBX NA BB Index	—	(22)	6,000	5/11/63	(500 bp)	(67)
CMBX NA BB Index	—	33	6,000	5/11/63	(500 bp)	(13)
CMBX NA BB Index	—	(77)	10,000	5/11/63	(500 bp)	(153)
CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	(172)
CMBX NA BB Index	—	(91)	10,000	5/11/63	(500 bp)	(167)
CMBX NA BB Index	—	220	11,000	5/11/63	(500 bp)	137
CMBX NA BB Index	—	423	16,000	5/11/63	(500 bp)	301

72     Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$340	$22,000	5/11/63	(500 bp)	$174
CMBX NA BB Index	—	227	22,000	5/11/63	(500 bp)	61
CMBX NA BB Index	—	(384)	22,000	5/11/63	(500 bp)	(551)
CMBX NA BB Index	—	(157)	30,000	5/11/63	(500 bp)	(384)
CMBX NA BB Index	—	(427)	22,000	5/11/63	(500 bp)	(593)
CMBX NA BBB– Index	BBB–/P	102	22,000	5/11/63	300 bp	317
CMBX NA BBB– Index	BBB–/P	(221)	22,000	5/11/63	300 bp	(6)
CMBX NA BBB– Index	BBB–/P	83	18,000	5/11/63	300 bp	260
CMBX NA BBB– Index	BBB–/P	179	15,000	5/11/63	300 bp	326
CMBX NA BBB– Index	BBB–/P	149	15,000	5/11/63	300 bp	296
CMBX NA BBB– Index	BBB–/P	(140)	15,000	5/11/63	300 bp	6
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(4)
CMBX NA BBB– Index	BBB–/P	(50)	15,000	5/11/63	300 bp	97
CMBX NA BBB– Index	BBB–/P	(50)	15,000	5/11/63	300 bp	97
CMBX NA BBB– Index	BBB–/P	(126)	15,000	5/11/63	300 bp	21
CMBX NA BBB– Index	BBB–/P	79	13,000	5/11/63	300 bp	206
CMBX NA BBB– Index	BBB–/P	7	11,000	5/11/63	300 bp	115
CMBX NA BBB– Index	BBB–/P	(42)	7,000	5/11/63	300 bp	26
CMBX NA BBB– Index	BBB–/P	8	6,000	5/11/63	300 bp	67
CMBX NA BBB– Index	BBB–/P	11	4,000	5/11/63	300 bp	50
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(166)	24,000	5/11/63	300 bp	69
CMBX NA BBB– Index	BBB–/P	16	2,000	1/17/47	300 bp	(5)
CMBX NA BBB– Index	BBB–/P	7	2,000	1/17/47	300 bp	(14)
CMBX NA BBB– Index	BBB–/P	8	2,000	1/17/47	300 bp	(13)

Dynamic Risk Allocation Fund     73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$7	$2,000	1/17/47	300 bp	$(14)
CMBX NA BBB– Index	BBB–/P	17	4,000	1/17/47	300 bp	(25)
CMBX NA BBB– Index	BBB–/P	14	4,000	1/17/47	300 bp	(27)
CMBX NA BBB– Index	BBB–/P	14	4,000	1/17/47	300 bp	(27)
CMBX NA BBB– Index	BBB–/P	51	6,000	1/17/47	300 bp	(12)
CMBX NA BBB– Index	BBB–/P	10	9,000	1/17/47	300 bp	(84)
CMBX NA BBB– Index	BBB–/P	223	29,000	1/17/47	300 bp	(79)
CMBX NA BB Index	—	50	3,000	5/11/63	(500 bp)	28
CMBX NA BB Index	—	31	3,000	5/11/63	(500 bp)	8
CMBX NA BB Index	—	4	3,000	5/11/63	(500 bp)	(19)
CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	(172)
CMBX NA BB Index	—	249	11,000	5/11/63	(500 bp)	165
CMBX NA BB Index	—	(201)	19,000	5/11/63	(500 bp)	(345)
CMBX NA BB Index	—	(4)	2,000	1/17/47	(500 bp)	17
CMBX NA BBB– Index	BBB–/P	(120)	15,000	5/11/63	300 bp	26
CMBX NA BBB– Index	BBB–/P	(140)	15,000	5/11/63	300 bp	6
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(4)
CMBX NA BBB– Index	BBB–/P	(150)	15,000	5/11/63	300 bp	(4)
CMBX NA BBB– Index	BBB–/P	(60)	15,000	5/11/63	300 bp	87
CMBX NA BBB– Index	BBB–/P	84	14,000	5/11/63	300 bp	220
CMBX NA BBB– Index	BBB–/P	156	14,000	5/11/63	300 bp	297
Total		$1,785,268	$326,853
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2015. Securities rated by Putnam are indicated by “/P.”

74     Dynamic Risk Allocation Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 24 Index	B+/P	$(2,280,621)	$32,308,000	6/20/20	500 bp	$63,146
NA IG Series 24 Index	BBB+/P	(210,546)	10,800,000	6/20/20	100 bp	(6,104)
Total		$(2,491,167)	$57,042
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31 2015. Securities rated by Putnam are indicated by “/P.”

Dynamic Risk Allocation Fund     75

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,429,480	$496,360	$—
Capital goods	4,719,110	433,214	—
Communication services	1,638,426	258,887	—
Conglomerates	935,810	—	—
Consumer cyclicals	9,561,748	1,178,730	—
Consumer staples	7,557,209	311,377	—
Energy	4,011,880	76,322	—
Financials	21,755,155	2,715,750	—
Health care	10,908,078	350,882	—
Technology	9,803,275	987,551	—
Transportation	1,415,402	306,724	—
Utilities and power	2,936,728	434,452	—
Total common stocks	78,672,301	7,550,249	—
Asset-backed securities	—	1,712,000	2,682,000
Commodity linked notes	—	8,076,440	—
Convertible bonds and notes	—	44,297	—
Convertible preferred stocks	—	37,006	—
Corporate bonds and notes	—	46,444,800	104,500
Foreign government and agency bonds and notes	—	1,025,398	—
Investment companies	42,699	—	—
Mortgage-backed securities	—	6,963,337	200,975
Preferred stocks	213,255	74,955	—
Purchased options outstanding	—	930,073	—
Senior loans	—	480,530	—
U.S. government and agency mortgage obligations	—	15,943,123	—
Short-term investments	51,209,468	12,541,403	—
Totals by level	$130,137,723	$101,823,611	$2,987,475
76     Dynamic Risk Allocation Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(84,561)	$—
Futures contracts	243,253	—	—
Written options outstanding	—	(46,095)	—
Interest rate swap contracts	—	289,730	—
Total return swap contracts	—	(5,297,702)	—
Credit default contracts	—	1,089,794	—
Totals by level	$243,253	$(4,048,834)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of May 31, 2014	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of May 31, 2015
Asset-backed securities	$—	$—	$—	$—	$—	$—	$2,682,000	$2,682,000
Corporate bonds and notes	$—	—	—	—	—	—	104,500	$104,500
Mortgage-backed securities	$—	—	—	—	—	—	200,975	$200,975
Totals	$—	$—	$—	$—	$—	$—	$2,987,475	$2,987,475

†Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

Level 3 securities, which are fair valued, are not material to the fund.

#Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     77

Statement of assets and liabilities 5/31/15
ASSETS
Investment in securities, at value, including $422,441 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $173,511,376)	$183,372,716
Affiliated issuers (identified cost $51,576,093) (Notes 1 and 5)	51,576,093
Cash	16,479
Foreign currency (cost $15,058) (Note 1)	14,948
Dividends, interest and other receivables	1,052,862
Receivable for shares of the fund sold	774,300
Receivable for investments sold	2,822,431
Receivable for variation margin (Note 1)	1,768,421
Unrealized appreciation on forward currency contracts (Note 1)	649,169
Unrealized appreciation on OTC swap contracts (Note 1)	889,174
Premium paid on OTC swap contracts (Note 1)	3,172
Prepaid assets	23,015
Total assets	242,962,780
LIABILITIES
Payable for investments purchased	2,287,419
Payable for purchases of delayed delivery securities (Note 1)	18,210,855
Payable for shares of the fund repurchased	209,203
Payable for compensation of Manager (Note 2)	123,874
Payable for custodian fees (Note 2)	29,175
Payable for investor servicing fees (Note 2)	63,643
Payable for Trustee compensation and expenses (Note 2)	11,749
Payable for administrative services (Note 2)	782
Payable for distribution fees (Note 2)	28,864
Payable for variation margin (Note 1)	126,953
Unrealized depreciation on OTC swap contracts (Note 1)	5,860,023
Premium received on OTC swap contracts (Note 1)	1,788,440
Unrealized depreciation on forward currency contracts (Note 1)	733,730
Written options outstanding, at value (premiums $64,664) (Notes 1 and 3)	46,095
Collateral on securities loaned, at value (Note 1)	426,625
Collateral on certain derivative contracts, at value (Note 1)	60,000
Other accrued expenses	105,374
Total liabilities	30,112,804
Net assets	$212,849,976

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$204,543,904
Undistributed net investment income (Note 1)	36,221
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,803,771
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,466,080
Total — Representing net assets applicable to capital shares outstanding	$212,849,976
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

78     Dynamic Risk Allocation Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($28,222,512 divided by 2,542,185 shares)	$11.10
	Offering price per class A share (100/94.25 of $11.10)*	$11.78
	Net asset value and offering price per class B share ($3,829,407 divided by 350,015 shares)**	$10.94
	Net asset value and offering price per class C share ($15,125,067 divided by 1,381,215 shares)**	$10.95
	Net asset value and redemption price per class M share ($335,851 divided by 30,229 shares)	$11.11
	Offering price per class M share (100/96.50 of $11.11)*	$11.51
	Net asset value, offering price and redemption price per class R share ($260,848 divided by 23,669 shares)	$11.02
	Net asset value, offering price and redemption price per class R5 share ($11,660 divided by 1,048 shares)†	$11.12
	Net asset value, offering price and redemption price per class R6 share ($30,006,695 divided by 2,703,170 shares)	$11.10
	Net asset value, offering price and redemption price per class Y share ($135,057,936 divided by 12,165,611 shares)	$11.10
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     79

Statement of operations Year ended 5/31/15
INVESTMENT INCOME
Interest (including interest income of $39,614 from investments in affiliated issuers) (Note 5)	$2,604,794
Dividends (net of foreign tax of $56,275)	2,354,947
Securities lending (Note 1)	1,211
Total investment income	4,960,952
EXPENSES
Compensation of Manager (Note 2)	1,894,611
Investor servicing fees (Note 2)	386,237
Custodian fees (Note 2)	84,047
Trustee compensation and expenses (Note 2)	8,424
Distribution fees (Note 2)	275,087
Administrative services (Note 2)	5,488
Other	258,406
Fees waived and reimbursed by Manager (Note 2)	(182,629)
Total expenses	2,729,671
Expense reduction (Note 2)	(1,402)
Net expenses	2,728,269
Net investment income	2,232,683

Net realized gain on investments (Notes 1 and 3)	390,346
Net realized gain on swap contracts (Note 1)	6,738,857
Net realized gain on futures contracts (Note 1)	3,773,615
Net realized gain on foreign currency transactions (Note 1)	1,229,787
Net realized loss on written options (Notes 1 and 3)	(962,512)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	23,352
Net unrealized depreciation of investments, futures contracts, swap contracts and written options during the year	(12,057,942)
Net loss on investments	(864,497)
Net increase in net assets resulting from operations	$1,368,186

The accompanying notes are an integral part of these financial statements.

80     Dynamic Risk Allocation Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/15	Year ended 5/31/14
Operations:
Net investment income	$2,232,683	$991,425
Net realized gain on investments and foreign currency transactions	11,170,093	5,738,825
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(12,034,590)	11,284,886
Net increase in net assets resulting from operations	1,368,186	18,015,136
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(651,128)	(256,283)
Class B	(66,768)	(4,243)
Class C	(264,771)	—
Class M	(6,432)	(628)
Class R	(12,111)	(2,406)
Class R5	(309)	(109)
Class R6	(835,328)	(24,169)
Class Y	(3,573,474)	(1,370,389)
From net realized long-term gain on investments
Class A	(633,993)	—
Class B	(87,338)	—
Class C	(366,380)	—
Class M	(7,606)	—
Class R	(12,301)	—
Class R5	(258)	—
Class R6	(667,747)	—
Class Y	(3,044,285)	—
Increase (decrease) from capital share transactions (Note 4)	31,576,777	(75,119,062)
Total increase (decrease) in net assets	22,714,734	(58,762,153)
NET ASSETS
Beginning of year	190,135,242	248,897,395
End of year (including undistributed net investment income of $36,221 and $93,318, respectively)	$212,849,976	$190,135,242

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     81

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2015	$11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	$11.10	.53	$28,223	1.41	.91	245[e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117[f]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130[f,g]
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22) *	41*
Class B
May 31, 2015	$11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	$10.94	(.26)	$3,829	2.16	.17	245[e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117[f]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130[f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68) *	41*
Class C
May 31, 2015	$11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	$10.95	(.27)	$15,125	2.16	.16	245[e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117[f]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130[f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66) *	41*
Class M
May 31, 2015	$11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	$11.11	.01	$336	1.91	.42	245[e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117[f]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130[f,g]
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60) *	41*
Class R
May 31, 2015	$11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	$11.02	.25	$261	1.66	.66	245[e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117[f]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130[f,g]
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45) *	41*
Class R5
May 31, 2015	$11.62	.13	(.06)	.07	(.31)	(.26)	(.57)	$11.12	.75	$12	1.16	1.17	245[e]
May 31, 2014	10.68	.07	.98	1.05	(.11)	—	(.11)	11.62	9.91	12	1.15	.67	117[f]
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	130[f,g]
Class R6
May 31, 2015	$11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	$11.10	.79	$30,007	1.11	1.23	245[e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117[f]
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130[f,g]
Class Y
May 31, 2015	$11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	$11.10	.79	$135,058	1.16	1.17	245[e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117[f]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130[f,g]
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	83

Financial highlights (Continued)

  * Not annualized

  † For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	5/31/15	5/31/14	5/31/13	5/31/12
Class A	0.10%	0.10%	0.16%	0.61%
Class B	0.10	0.10	0.16	0.61
Class C	0.10	0.10	0.16	0.61
Class M	0.10	0.10	0.16	0.61
Class R	0.10	0.10	0.16	0.61
Class R5	0.05	0.06	0.08	N/A
Class R6	N/A	N/A	N/A	N/A
Class Y	0.10	0.10	0.16	0.61

e  Portfolio turnover includes TBA purchase and sale commitments.

f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
May 31, 2014	212%
May 31, 2013	230

g  Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

84     Dynamic Risk Allocation Fund

Notes to financial statements 5/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2014 through May 31, 2015.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Dynamic Risk Allocation Fund     85

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

86     Dynamic Risk Allocation Fund

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

Dynamic Risk Allocation Fund     87

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended

88     Dynamic Risk Allocation Fund

effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

Dynamic Risk Allocation Fund     89

commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $124,800 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,088,264 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,949,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $426,625 and the value of securities loaned amounted to $422,441.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

90     Dynamic Risk Allocation Fund

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from income on swap contracts, and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,120,541 to decrease distributions in excess of net investment income, $12,166 to increase paid-in-capital and $3,132,707 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,113,345
Unrealized depreciation	(4,408,943)
Net unrealized appreciation	9,704,402
Undistributed ordinary income	474,105
Undistributed long-term gain	3,677,460
Cost for federal income tax purposes	$225,244,407

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Dynamic Risk Allocation Fund     91

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,
1.000%	of the next $5 billion,
0.950%	of the next $10 billion,
0.900%	of the next $10 billion,
0.850%	of the next $50 billion,
0.830%	of the next $50 billion,
0.820%	of the next $100 billion and
0.815%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $182,629 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$59,537
Class B	7,677
Class C	31,937
Class M	679
Class R	1,030
Class R5	17
Class R6	14,561
Class Y	270,799
Total	$386,237

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $337 under the expense offset arrangements and by $1,065 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $124, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

92     Dynamic Risk Allocation Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$73,757
Class B	38,027
Class C	158,228
Class M	2,523
Class R	2,552
Total	$275,087

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,473 and $84 from the sale of class A and class M shares, respectively, and received $1,651 and $451 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$442,276,666	$405,192,511
U.S. government securities (Long-term)	—	—
Total	$442,276,666	$405,192,511

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$226,536	$51,227
Options opened	2,574,591	938,760
Options exercised	—	—
Options expired	(1,548,556)	(491,638)
Options closed	(1,025,857)	(433,685)
Written options outstanding at the end of the reporting period	$226,714	$64,664

Dynamic Risk Allocation Fund     93

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/15		Year ended 5/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	498,210	$5,629,425	804,548	$8,713,678
Shares issued in connection with reinvestment of distributions	111,531	1,200,072	20,972	228,803
	609,741	6,829,497	825,520	8,942,481
Shares repurchased	(992,689)	(11,353,441)	(4,336,778)	(46,475,698)
Net decrease	(382,948)	$(4,523,944)	(3,511,258)	$(37,533,217)

	Year ended 5/31/15		Year ended 5/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	48,217	$540,985	101,490	$1,096,016
Shares issued in connection with reinvestment of distributions	12,041	128,117	306	3,313
	60,258	669,102	101,796	1,099,329
Shares repurchased	(34,167)	(382,608)	(48,780)	(526,630)
Net increase	26,091	$286,494	53,016	$572,699

	Year ended 5/31/15		Year ended 5/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	168,084	$1,887,992	366,562	$3,883,865
Shares issued in connection with reinvestment of distributions	54,205	577,280	—	—
	222,289	2,465,272	366,562	3,883,865
Shares repurchased	(268,562)	(2,982,715)	(937,842)	(10,045,435)
Net decrease	(46,273)	$(517,443)	(571,280)	$(6,161,570)

	Year ended 5/31/15		Year ended 5/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	1,819	$20,779	9,177	$98,335
Shares issued in connection with reinvestment of distributions	1,300	14,038	57	628
	3,119	34,817	9,234	98,963
Shares repurchased	(2,090)	(23,595)	(13,577)	(145,979)
Net increase (decrease)	1,029	$11,222	(4,343)	$(47,016)

	Year ended 5/31/15		Year ended 5/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	7,451	$82,929	6,331	$67,319
Shares issued in connection with reinvestment of distributions	1,801	19,272	170	1,846
	9,252	102,201	6,501	69,165
Shares repurchased	(27,557)	(305,103)	(7,736)	(82,379)
Net decrease	(18,305)	$(202,902)	(1,235)	$(13,214)

94     Dynamic Risk Allocation Fund

	Year ended 5/31/15		Year ended 5/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	52	566	10	109
	52	566	10	109
Shares repurchased	—	—	—	—
Net increase	52	$566	10	$109

	Year ended 5/31/15		Year ended 5/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,419,071	$28,026,344	48,166	$526,412
Shares issued in connection with reinvestment of distributions	139,821	1,503,075	2,213	24,169
	2,558,892	29,529,419	50,379	550,581
Shares repurchased	(32,760)	(361,930)	(127,386)	(1,378,922)
Net increase (decrease)	2,526,132	$29,167,489	(77,007)	$(828,341)

	Year ended 5/31/15		Year ended 5/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,113,790	$23,875,110	1,822,112	$19,827,758
Shares issued in connection with reinvestment of distributions	595,127	6,397,619	121,533	1,325,923
	2,708,917	30,272,729	1,943,645	21,153,681
Shares repurchased	(2,042,929)	(22,917,434)	(4,808,631)	(52,262,193)
Net increase (decrease)	665,988	$7,355,295	(2,864,986)	$(31,108,512)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	10,000	42.2%	$110,200
Class R5	1,048	100.0	11,660
Class R6	1,051	0.0	11,666

At the close of the reporting period, a shareholder of record owned 13% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$10,960,847	$31,515,228	$32,336,655	$10,349	$10,139,420
Putnam Short Term Investment Fund*	35,761,784	62,903,459	57,655,195	29,265	41,010,048
Totals	$46,722,631	$94,418,687	$89,991,850	$39,614	$51,149,468

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Risk Allocation Fund     95

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$240,000
Written equity option contracts (contract amount) (Note 3)	$180,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$88,400,000
Centrally cleared interest rate swap contracts (notional)	$92,100,000
OTC total return swap contracts (notional)	$161,500,000
OTC credit default contracts (notional)	$18,000,000
Centrally cleared credit default contracts (notional)	$31,700,000

96     Dynamic Risk Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$2,556,617*	Payables	$1,466,823
Foreign exchange contracts	Receivables	649,169	Payables	733,730
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	1,777,432*	Payables, Net assets — Unrealized depreciation	473,283*
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	845,996*	Payables, Net assets — Unrealized depreciation	6,030,886*
Total		$5,829,214		$8,704,722

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(68,282)	$(68,282)
Foreign exchange contracts	—	—	1,159,140	—	$1,159,140
Equity contracts	(2,682,679)	699,923	—	1,222,420	$(760,336)
Interest rate contracts	—	3,073,692	—	5,584,719	$8,658,411
Total	$(2,682,679)	$3,773,615	$1,159,140	$6,738,857	$8,988,933

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(622,748)	$(622,748)
Foreign exchange contracts	—	—	55,580	—	$55,580
Equity contracts	79,616	719,870	—	(216,757)	$582,729
Interest rate contracts	—	(477,489)	—	(6,204,081)	$(6,681,570)
Total	$79,616	$242,381	$55,580	$(7,043,586)	$(6,666,009)

Dynamic Risk Allocation Fund     97

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$176,560	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$176,560
OTC Total return swap contracts*#	90,795	—	—	257,967	210,168	—	—	—	—	—	—	—	—	—	558,930
OTC Credit default contracts*#	—	21	—	—	7,123	—	1,264	—	—	—	—	—	—	—	8,408
Centrally cleared credit default contracts§	—	—	1,408,522	—	—	—	—	—	—	—	—	—	—	—	1,408,522
Futures contracts§	—	—	—	—	—	—	—	—	—	183,339	—	—	—	—	183,339
Forward currency contracts#	16,934	60,256	—	34,188	72,587	83,345	6,288	21,541	157,921	—	48,383	23,102	124,624	—	649,169
Purchased options**#	—	—	—	—	—	—	—	—	930,073	—	—	—	—	—	930,073
Total Assets	$107,729	$60,277	$1,585,082	$292,155	$289,878	$83,345	$7,552	$21,541	$1,087,994	$183,339	$48,383	$23,102	$124,624	$—	$3,915,001
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	5,689	—	—	—	—	—	—	—	—	—	—	—	5,689
OTC Total return swap contracts*#	1,080,104	705,016	—	165,391	1,824,353	43,684	790,795	—	1,247,289	—	—	—	—	—	5,856,632
OTC Credit default contracts*#	—	1,462,973	—	—	2,811	—	1,039	—	—	—	—	—	—	—	1,466,823
Centrally cleared credit default contracts§	—	—	164	—	—	—	—	—	—	—	—	—	—	—	164
Futures contracts§	—	—	—	—	—	—	—	—	—	121,100	—	—	—	—	121,100
Forward currency contracts#	9,491	26,601	—	46,428	166,831	36,140	61,223	78,898	48,138	—	46,470	62,974	66,142	84,394	733,730
Written options#	33,011	396	—	11,589	—	1,099	—	—	—	—	—	—	—	—	46,095
Total Liabilities	$1,122,606	$2,194,986	$5,853	$223,408	$1,993,995	$80,923	$853,057	$78,898	$1,295,427	$121,100	$46,470	$62,974	$66,142	$84,394	$8,230,233
Total Financial and Derivative Net Assets	$(1,014,877)	$(2,134,709)	$1,579,229	$68,747	$(1,704,117)	$2,422	$(845,505)	$(57,357)	$(207,433)	$62,239	$1,913	$(39,872)	$58,482	$(84,394)	$(4,315,232)
Total collateral received (pledged)†##	$(1,014,877)	$(2,119,000)	$—	$60,000	$(1,540,000)	$—	$(842,000)	$—	$(207,433)	$—	$—	$—	$58,482	$—
Net amount	$—	$(15,709)	$1,579,229	$8,747	$(164,117)	$2,422	$(3,505)	$(57,357)	$—	$62,239	$1,913	$(39,872)	$—	$(84,394)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

98	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	99

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $8,658,326 as a capital gain dividend with respect to the taxable year ended May 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 23.88% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 40.12%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

100     Dynamic Risk Allocation Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company
Dynamic Risk Allocation Fund     101

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

102     Dynamic Risk Allocation Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Risk Allocation Fund     103

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

104     Dynamic Risk Allocation Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund     105

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

106     Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Dynamic Risk Allocation Fund     107

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

108     Dynamic Risk Allocation Fund

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN735
295059 7/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2015	$69,204	$ —	$4,858	$ —
May 31, 2014	$67,104	$ —	$4,763	$ —

For the fiscal years ended May 31, 2015 and May 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,858 and $4,763 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2015	$ —	$ —	$ —	$ —

May 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015